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                                  EXHIBIT 10.12

                        PLAN DOCUMENT AND TRUST AGREEMENT


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                                TABLE OF CONTENTS
                                -----------------




 ARTICLE 1 - DEFINITIONS.......................................................1
         1.1      Adoption Agreement...........................................1
         1.2      Affiliated Company...........................................1
         1.3      Annuity Starting Date........................................1
         1.4      Basic Plan Document..........................................1
         1.5      Beneficiary..................................................1
         1.6      Break in Eligibility Service.................................1
         1.7      Break in Vesting Service.....................................1
         1.8      Code.........................................................1
         1.9      Compensation.................................................1
         1.10     Disability...................................................2
         1.11     Earned Income................................................2
         1.12     Effective Date...............................................3
         1.13     Eligibility Testing Period...................................3
         1.14     Employee.....................................................3
         1.15     Employer.....................................................3
         1.16     Employer Contribution........................................3
         1.17     Entry Date...................................................3
         1.18     ERISA........................................................3
         1.19     Forfeiture...................................................3
         1.20     Fund.........................................................3
         1.21     Highly Compensated Employee..................................3
         1.22     Hours of Service.............................................4
         1.23     Immediately Distributable....................................5
         1.24     Individual Account...........................................5
         1.25     Investment Fund..............................................5
         1.26     Key Employee.................................................5
         1.27     Leased Employee..............................................5
         1.28     Maternity or Paternity Absence...............................5
         1.29     Normal Retirement Age........................................5
         1.30     Owner-Employee...............................................5
         1.31     Participant..................................................5
         1.32     Plan.........................................................6
         1.33     Plan Administrator...........................................6
         1.34     Plan Year....................................................6
         1.35     Prior Plan...................................................6
         1.36     Prototype Sponsor............................................6
         1.37     Self-Employed Individual.....................................6
         1.38     Separate Fund................................................6
         1.39     Taxable Wage Base............................................6
         1.40     Termination of Employment....................................6
         1.41     Top-Heavy Plan...............................................6


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         1.42     Trust Agreement..............................................6
         1.43     Trustee......................................................6
         1.44     Valuation Date...............................................6
         1.45     Vested.......................................................6
         1.46     Years of Eligibility Service.................................7
         1.47     Years of Vesting Service.....................................7


 ARTICLE 2 - ELIGIBILITY AND PARTICIPATION.....................................7
         2.1      Eligibility to Participate...................................7
         2.2      Plan Entry...................................................8
         2.3      Transfer To or From Ineligible Class.........................8
         2.4      Returning After Break in Eligibility Service.................8
         2.5      Waiver of Participation......................................9


 ARTICLE 3 - CONTRIBUTIONS.....................................................9
         3.1      Employer Contributions.......................................9
         3.2      Employee Contributions......................................13
         3.3      Rollover Contributions......................................13
         3.4      Transfer Contributions......................................13
         3.5      Limitation on Allocations...................................13


 ARTICLE 4 - INDIVIDUAL ACCOUNTS AND VALUATION................................19
         4.1      Individual Accounts.........................................19
         4.2      Valuation of Fund...........................................19
         4.3      Valuation of Individual Accounts............................19
         4.4      Date for Determining Individual Account Balance.............19
         4.5      Use of Separate Fund........................................20
         4.6      Modification of Method for Valuing Individual Accounts......20


 ARTICLE 5 - TRUST FUND.......................................................20
         5.1      Creation of Fund............................................20
         5.2      Investment Authority........................................20
         5.3      Indemnification of Prototype Sponsor and Trustee............20
         5.4      Life Insurance Purchases....................................20
         5.5      Participants' Direction of Investments......................21


 ARTICLE 6 - VESTING AND DISTRIBUTION.........................................21
         6.1      Distribution to Participant.................................21
         6.2      Form of Distribution to a Participant.......................25
         6.3      Distribution Upon the Death of a Participant................28
         6.4      Rules for Participant's Spouse..............................31
         6.5      Unallocated Participant or Beneficiary......................31
         6.6      Distribution Requirements...................................31
         6.7      Payments in Kind............................................39
         6.8      Annuity Contracts...........................................39

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         6.9      Loans to Participants.......................................39
         6.10     Direct Rollovers............................................40
         6.11     Conversion of Money Purchase Plan to Profit Sharing Plan....41


 ARTICLE 7 - CLAIMS PROCEDURE.................................................41
         7.1      Claims Procedure............................................41
         7.2      Initial Claim Determination.................................41
         7.3      Initial Notification of Claim Denial........................42
         7.4      Review Procedure............................................42
         7.5      Decision on Review..........................................42
         7.6      Notification of Decision on Review..........................42
         7.7      Special Rules for Collectively Bargained Plans..............43


 ARTICLE 8 - PLAN ADMINISTRATOR...............................................43
         8.1      Employer is the Plan Administrator..........................43
         8.2      Powers and Duties of the Plan Administrator.................43
         8.3      Expenses and Compensation...................................44
         8.4      Information from Employer...................................44


 ARTICLE 9 - AMENDMENT AND TERMINATION........................................44
         9.1      Right of Prototype Sponsor to Amend the Plan................44
         9.2      Right of Employer to Amend the Plan.........................45
         9.3      Limitation on Power to Amend................................45
         9.4      Amendment of Vesting Schedule...............................46
         9.5      Permanency..................................................46
         9.6      Plan Termination Procedures.................................46
         9.7      Plan Continued by Successor Employer........................46
         9.8      Failure of Plan Qualification...............................46


 ARTICLE 10 - MISCELLANEOUS...................................................47
         10.1     State Community Property Laws...............................47
         10.2     Headings....................................................47
         10.3     Gender and Number...........................................47
         10.4     Plan Merger or Consolidation................................47
         10.5     Terms of Employment.........................................47
         10.6     Agreement Binds Heirs, Etc..................................47
         10.7     Determination of Top-Heavy Status...........................47
         10.8     Inalienability of Benefits..................................49
         10.9     No Duties or Responsibilities of Prototype Sponsor..........49
         10.10    Governing Law...............................................50
         10.11    Right of Veterans...........................................50


 ARTICLE 11 - 401 (K) PROVISIONS..............................................50
         11.1     Definitions.................................................50
         11.2     Participation...............................................53


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         11.3  Contributions..................................................54
         11.4  Nondiscrimination Testing......................................55
         11.5  Safe Harbor Rules..............................................58
         11.6  Distribution and Withdrawal Provisions.........................63
         11.7  Vesting........................................................67
         11.8  Other Rules....................................................68
         11.9  Effective Time of CODA.........................................68


 ARTICLE 12 - PROVISIONS REFLECTING THE ECONOMIC GROWTH AND TAX
         RELIEF RECONCILIATION ACT OF 2001....................................68
         12.1  General........................................................68
         12.2  Limits on Elective Deferrals...................................68
         12.3  Catch-Up Contributions.........................................68
         12.4  12.04 Vesting of Regular Matching Contributions................69
         12.5  Hardship Withdrawals...........................................70
         12.6  New Distributable Event........................................70
         12.7  Multiple Use Test..............................................70
         12.8  Compensation Limit.............................................70
         12.9  Section 415 Limit..............................................70
         12.10 Cash-Outs......................................................70
         12.11 Direct Rollovers...............................................70
         12.12 Rollover Contributions.........................................71
         12.13 Top-Heavy Rules................................................71
         12.14 Loans to Shareholder-Employees and Owner-Employees.............72


 ARTICLE 13 - MINIMUM DISTRIBUTION REQUIREMENTS UNDER FINAL
         REGULATIONS..........................................................72
         13.1  General Rules..................................................72
         13.2  Time and Manner of Distribution................................72
         13.3  Required Minimum Distributions During Participant's Lifetime...73
         13.4  Required Minimum Distributions After Participant's Death.......73
         13.5  Definitions....................................................74
         13.6  Elections......................................................75



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             UBS PAINEWEBBER INC. QUALIFIED RETIREMENT PLAN DEFINED
                      CONTRIBUTION BASIC PLAN DOCUMENT 01

Article 1 - Definitions

Capitalized words and phrases in this Plan have the following meanings unless the context clearly indicates otherwise:

1.1 Adoption Agreement

The document executed by the Employer by which it adopts this Plan and Trust and agrees to be bound by their terms and conditions.

1.2 Affiliated Company

An entity which is treated as a single employer with the Employer under Section 414(b), (c), (m) or (o) of the Code and the Treasury Regulations thereunder.

1.3 Annuity Starting Date

The first day of the first period for which an amount is payable from the Plan as an annuity or in any other form.

1.4 Basic Plan Document

This document, together with the Trust Agreement.

1.5 Beneficiary

The person or entity designated by the Participant to receive any death benefit payable under the Plan on account of the death of the Participant. If no designation is in effect on the date of the Participant's death or if no designated Beneficiary is alive on that date, the following shall apply. If the Participant is married on the date of his or her death, the Participant's spouse will be the Beneficiary. Otherwise, the Participant's estate will be the Beneficiary.

1.6 Break in Eligibility Service

If the Employer elects in the Adoption Agreement to determine Years of Eligibility Service on the basis of an Employee's number of Hours of Service, an Eligibility Testing Period in which an Employee does not complete at least 501 Hours of Service.

If the Employer elects in the Adoption Agreement to determine Years of Eligibility Service on the basis of elapsed time, a 12-consecutive month period during which the Employee does not complete at least one Hour of Service, and which begins (a) on the earlier of (1) the day on which the Employee retires, quits or is discharged, or (2) the first anniversary of the day on which the Employee was otherwise first absent from employment, or (b) on any anniversary of such earlier day in clause (a). However, if the Employee has taken a Maternity or Paternity Absence, clause (a)(2) of the preceding sentence shall be applied by substituting the "second anniversary" for the "first anniversary" therein.

If selected in the Adoption Agreement, no Breaks in Eligibility Service will be considered under the Plan.

1.7 Break in Vesting Service

If the Employer elects in the Adoption Agreement to determine Years of Vesting Service on the basis of an Employee's number of Hours of Service, a Plan Year during which an Employee does not complete at least 501 Hours of Service.

If the Employer elects in the Adoption Agreement to determine Years of Vesting Service on the basis of elapsed time, a 12-consecutive month period during which the Employee does not complete at least one Hour of Service, and which begins
(a) on the earlier of (1) the day on which the Employee retires, quits or is discharged, or (2) the first anniversary of the day on which the Employee was otherwise first absent from employment, or (b) on any anniversary of such earlier day in clause (a). However, if the Employee has taken a Maternity or Paternity Absence, clause (a)(2) of the preceding sentence shall be applied by substituting the "second anniversary" for the "first anniversary" therein.

If selected in the Adoption Agreement, no Breaks in Vesting Service will be considered under the Plan.

1.8 Code

The Internal Revenue Code of 1986, including amendments.

1.9 Compensation

Restated Plans - Plan Years beginning before January 1, 1997:

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If this Plan is adopted as an amendment and restatement to bring a Prior Plan into compliance with the Small Business Job Protection Act of 1996, that Prior Plan's definition of Compensation continues to apply for Plan Years beginning before January 1, 1997.

Plan Years beginning on or after January 1, 1997:

Unless another definition of Compensation is selected in the Adoption Agreement, Compensation means a Participant's W-2 earnings from his or her Employer. Alternative definitions of Compensation selected in the Adoption Agreement may include "section 3401(a) wages" and "415 Compensation." "Section 3401(a) wages" means wages within the meaning of Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed. "415 Compensation" is defined under Section 3.05(E)(7) of the Plan.

For any Self-Employed Individual, Compensation will mean Earned Income.

Unless otherwise selected in the Adoption Agreement, Compensation also includes any amount which is (1) contributed by the Employer under a salary reduction agreement and which is not includable in the Employee's gross income under
Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, (2)
compensation deferred under a plan described in Section 457(b) of the Code, or
(3) treated as an employer contribution under Section 414(h)(2) of the Code. Further, unless otherwise indicated in the Adoption Agreement, Compensation shall be reduced by each of the following items: reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.

Compensation is determined for the Plan Year, or for any other 12-consecutive month period selected in the Adoption Agreement (the Plan Year or such other period for which Compensation is determined, as applicable, is referred to below in this Section 1.09 as the "Determination Period"). Compensation includes, for any Determination Period, only amounts actually paid to the Employee during such period.

For each Determination Period, the amount of Compensation taken into account under the Plan for any Participant shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17) of the Code ($200,000 for Determination Periods beginning before 1994, as so adjusted), subject to any "grandfather" rules that may be permitted under applicable law, which are incorporated in this definition by reference. The cost-of-living adjustment in effect for a calendar year applies to any Determination Period beginning in that calendar year.

If a Determination Period consists of fewer than 12 months, the Compensation limit for that Determination Period is the dollar amount described in the preceding paragraph, multiplied by a fraction, the numerator of which is the number of months in that Determination Period and the denominator of which is 12.

Unless otherwise indicated in the Adoption Agreement, if an Employee becomes a Participant on any day other than the first day of a Determination Period, the Employee's Compensation for that Determination Period includes all amounts paid to him or her during the entire such period.

1.10 Disability

The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of the impairment must be supported by medical evidence.

If indicated in the Adoption Agreement, nonforfeitable contributions will be made on behalf of (if this Plan is a money purchase plan) or allocated to (if this Plan is a profit sharing plan) each Participant with a Disability or, if the Employer so selects in the Adoption Agreement, each Participant other than a Highly Compensated Employee with a Disability.

1.11 Earned Income

The net earnings from self-employment of an individual in the trade or business with respect to which the Plan is established, for which personal services of such individual are a material income-producing factor, but excluding (a) items not included in gross income and the deductions allocable to those items, (b) such individual's Employer contributions to a qualified plan to the extent deductible under Section 404 of the Code and (c) the deduction allowed to such individual under Section 164(f) of the Code for taxable years beginning after December 31, 1989.

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1.12 Effective Date

The date the Plan becomes effective as indicated on the Adoption Agreement. However, if a different effective date is stated for a particular Plan provision, that date applies to that provision.

1.13 Eligibility Testing Period

An Employee's first Eligibility Testing Period is the 12-consecutive month period beginning with the date the Employee first performs an Hour of Service (that is, his or her employment commencement date). The Employee's subsequent Eligibility Testing Periods are the 12-consecutive month periods beginning on the anniversaries of his or her employment commencement date with the Employer; however, if under the Adoption Agreement, an Employee is required to complete no more than one Year of Eligibility Service to become a Participant, then his or her subsequent Eligibility Testing Periods are the Plan Years starting with the Plan Year beginning during the first Eligibility Testing Period.

1.14 Employee

Any person employed by the Employer or any Affiliated Company and any Leased Employee, except as otherwise provided in the definition of "Leased Employee" in
Section 1.27. For a non-standardized plan, the term "Employee" shall not include any individual who the Employer or an Affiliated Company, as applicable, treats as an independent contractor, notwithstanding any determination by a court or any government agency that such individual is, in fact, an "Employee," as such term is defined in the preceding sentence.

1.15 Employer

Any corporation, partnership, sole-proprietorship or other entity named in the Adoption Agreement and any successor who by merger, consolidation, purchase or otherwise assumes the obligations of the Plan. A partnership is the Employer of each of its partners and a sole-proprietorship is the Employer of its sole proprietor.

1.16 Employer Contribution

The amount contributed to the Plan by the Employer for any Plan Year.

1.17 Entry Date

The first day of the Plan Year and the first day of the seventh month of the Plan Year (unless different dates are selected in the Adoption Agreement).

1.18 ERISA

The Employee Retirement Income Security Act of 1974, including amendments.

1.19 Forfeiture

The reduction of the portion of a Participant's Individual Account derived from Employer Contributions in which he or she is not Vested.

1.20 Fund

The Plan assets held by the Trustee, in trust, for the Participants' exclusive benefit.

1.21 Highly Compensated Employee

The term Highly Compensated Employee means a "highly compensated active employee" or a "highly compensated former employee."

Highly Compensated Active Employee: A "highly compensated active employee," for any Plan Year, is any Employee who performs service for the Employer or an Affiliated Company during the Plan Year, and who (a) was a 5-percent owner at any time during the Plan Year or the preceding Plan Year, or (b) for the preceding Plan Year, or, if elected in the Adoption Agreement, for the calendar year which begins with or within the preceding Plan Year, (1) had compensation from the Employer or such Affiliated Company in excess of $80,000 (as adjusted for cost-of-living increases under Section 414(q)(1) of the Code) and (2) if elected in the Adoption Agreement, was in the top-paid group. If any election referred to in clause (b) of the preceding sentence is made in the Adoption Agreement for any Plan Year of this Plan, such election shall also apply to any other plan of the Employer and the Affiliated Companies for the plan year of such other plan that starts in the same calendar year as such Plan Year of this Plan, except as otherwise provided in Internal Revenue Service Notice 97-45, or in any other regulation, ruling, notice or announcement issued by the Treasury Department or the Internal Revenue Service.

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Highly Compensated Former Employee: A "highly compensated former employee", for any Plan Year, is any former Employee who (a) separated from service (or was treated as if he or she had separated from service) before the Plan Year, (b) performed no service for the Employer or any Affiliated Company during the Plan Year, and (c) was a highly compensated active employee either for his or her separation year or for any Plan Year ending on or after his or her 55th birthday.

The definition of "Highly Compensated Employee," as set forth above, applies to Plan Years beginning on or after January 1, 1997, except that, in identifying Highly Compensated Employees for the Plan Year beginning in 1997, such definition shall be treated as having been in effect for the Plan Year beginning in 1996. For Plan Years beginning before January 1, 1997, the definition of "highly compensated employee" in Section 414(q) of the Code, prior to amendment by the Small Business Job Protection Act of 1996 (P.L. 104-188), shall apply. In particular, with respect to any former Employee, if his or her separation year, or any Plan Year ending on or after his or her 55th birthday, begins before the start of the Plan Year beginning in 1997, the determination of whether such former Employee was a highly compensated active employee for his or her separation year, or for such Plan Year, as applicable, shall be based on the definition of "highly compensated employee" in Section 414(q) of the Code prior to such amendment.

1.22 Hours of Service

A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours are credited to the Employee for the Eligibility Testing Period or Plan Year, as applicable, in which the duties are performed;

B. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period occurring in an Eligibility Testing Period or Plan Year, as applicable, during which no duties are performed (regardless of whether his or her employment terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this subsection (B) for any single continuous period (whether or not that period occurs in a single Eligibility Testing Period or Plan Year, as applicable). Hours under this subsection (B) will be calculated and credited as required under Department of Labor Regulation
     Section 2530.200b-2, which Section is incorporated in this subsection (B) by this reference; and

C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection (A) or subsection (B), as the case may be, and under this subsection (C). These hours are credited to the Employee for the Eligibility Testing Period or Plan Year, as applicable, to which the award or agreement pertains, rather than the Eligibility Testing Period or Plan Year, as applicable, in which the award, agreement, or payment is made.

D. In determining whether a Break in Eligibility Service or a Break in Vesting Service has occurred in an Eligibility Testing Period or Plan Year, as applicable, an Employee who has taken a Maternity or Paternity Absence will receive credit for the number of Hours of Service that would otherwise have been credited to him or her, if not for that absence, or in any case in which such number of hours cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited under this subsection (D) are credited to the Eligibility Testing Period or Plan Year, as applicable, in which the absence begins, if the crediting is necessary to prevent a Break in Eligibility Service or a Break in Vesting Service in such period or year, or in all other cases, in the following Eligibility Testing Period or Plan Year.

E. Hours of Service are credited for employment with any Affiliated Company. Hours of Service will also be credited for any Leased Employee who is treated as an Employee hereunder.

F. If the Employer maintains the plan of a predecessor employer, service for that predecessor employer is treated as service for the Employer. If the Employer maintains a plan which was not maintained by a predecessor employer, then service for such predecessor employer shall be treated as service for the Employer, to the extent selected in the Adoption Agreement.

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G.   Service will be determined on the basis of the method selected in the
     Adoption Agreement.

1.23 Immediately Distributable

A Participant's Individual Account is Immediately Distributable, as of any date, if the Participant will not have attained the later of his or her Normal Retirement Age or age 62 by such date.

1.24 Individual Account

The separate bookkeeping account established and maintained under this Plan for each Participant under Section 4.01. Any Employee who makes or receives a rollover contribution or a transfer contribution before becoming a Participant shall thereafter be treated as a Participant for purposes of establishing and maintaining an Individual Account on his or her behalf, and for purposes of taking withdrawals or receiving distributions therefrom.

1.25 Investment Fund

A subdivision of the Fund established under the Trust Agreement.

1.26 Key Employee

Any person who is a Key Employee under Section 10.07(B).

1.27 Leased Employee

Any person (other than an employee of the Employer) who performed services for the Employer under an agreement between the Employer and any other person (the "leasing organization") on a substantially full time basis for a period of at least one year, if those services are performed under the primary direction or control of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer are treated as provided by the Employer. For the purpose of this Section, the term "Employer" shall include any Affiliated Company and any other person who is a "related person" of the Employer (within the meaning of Section 414(n)(6) of the Code).

The above definition of "Leased Employee" applies in any Plan Year which begins on or after January 1, 1997. In Plan Years beginning before that date, the definition of "leased employee" in Section 414(n)(2) of the Code, prior to amendment by the Small Business Job Protection Act of 1996 (P.L. 104-188), shall apply.

Notwithstanding any other provision of the Plan to the contrary, a Leased Employee is not considered an Employee if: (a) the Leased Employee is covered by a money purchase pension plan which is maintained by the leasing organization, and which provides: (1) a nonintegrated employer contribution rate of at least 10% of "compensation," as defined in Section 415(c)(3) of the Code, but including amounts contributed under a salary reduction agreement which are excludible from the Leased Employee's gross income under Section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, (2) immediate participation and (3) full and immediate vesting; and (b) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated work force.

1.28 Maternity or Paternity Absence

An absence by an Employee (a) by reason of the Employee's pregnancy, (b) by reason of the birth of the Employee's child, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.29 Normal Retirement Age

The age indicated in the Adoption Agreement, but if none is indicated age 65. However, if the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age determined under the preceding sentence.

1.30 Owner-Employee

An individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital or profits interest of the partnership. For Plan Years which begin before January 1, 1997, the requirements for plans which benefit Owner-Employees under Section 401(d) of the Code, prior to amendment by the Small Business Job Protection Act of 1996 (P.L. 104-188), shall apply.

1.31 Participant

Any Employee or former Employee of the Employer who has met the Plan's eligibility requirements, has entered the Plan and who is or may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be

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eligible to receive any Plan benefit. As of the date an individual's benefits under the Plan have been fully distributed, that individual will cease to be a Participant.

1.32 Plan

The prototype defined contribution plan adopted by the Employer. The Plan consists of the Basic Plan Document plus the corresponding Adoption Agreement as completed and signed by the Employer.

1.33 Plan Administrator

The person or persons described in Section 8.01.

1.34 Plan Year

The Employer's fiscal year or any other 12-consecutive month period selected in the Adoption Agreement.

1.35 Prior Plan

A plan which was amended or replaced by adoption of this Plan document, as indicated in the Adoption Agreement.

1.36 Prototype Sponsor

UBS PaineWebber Inc., a Delaware corporation, and any successor corporation by merger, consolidation or liquidation, as well as any other entity to which UBS PaineWebber Inc. has transferred all or a substantial portion of its retail brokerage business. Each Prototype Sponsor must meet the definition of a "sponsor" in Section 4.09 of Revenue Procedure 2000-20 (or a "sponsoring organization" in Section 3.07 of Revenue Procedure 89-9 for any period prior to February 7, 2000).

1.37 Self-Employed Individual

An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established (and an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year).

1.38 Separate Fund

A subdivision of the Fund held in the name of a particular Participant representing certain assets held for that Participant. The assets which comprise a Participant's Separate Fund are those assets earmarked for him or her and those assets subject to the Participant's individual direction under the terms of the Trust Agreement and Article 5.

1.39 Taxable Wage Base

The contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

1.40 Termination of Employment

The date on which an individual ceases to be an Employee of the Employer and the Affiliated Companies for any reason. An Employee who does not return to work for the Employer and the Affiliated Companies before the expiration of an authorized leave of absence incurs a Termination of Employment on the date on which that leave ends.

1.41 Top-Heavy Plan

The determination of whether this Plan is a Top-Heavy for any Plan Year is made under Section 10.07.

1.42 Trust Agreement

The UBS PaineWebber Prototype Plan Standard Form Trust Agreement.

1.43 Trustee

An individual, individuals or corporation named in the Adoption Agreement as Trustee or any successor under the terms of the Trust Agreement.

1.44 Valuation Date

The last day of the Plan Year and each other date selected by the Plan Administrator, in a uniform and nondiscriminatory manner, for determining the fair market value of the Fund's assets.

1.45 Vested

Nonforfeitable; an interest that is unconditional and legally enforceable against the Plan in all or a portion of an immediate or deferred Plan benefit which arises from completion of Years of Vesting Service or the other events described in Section 6.01(C)(3).

1.46 Years of Eligibility Service

If the Employer elects in the Adoption Agreement to determine Years of Eligibility Service on the basis of an Employee's number of Hours of Service, an Eligibility Testing Period during which an Employee completes at least 1,000 Hours of Service (or a lesser number of Hours of Service indicated in the Adoption Agreement).

If the period of eligibility service selected in the Adoption Agreement is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

If the Employer elects in the Adoption Agreement to determine Years of Eligibility Service on the basis of elapsed time, each 12-consecutive month period of employment with the Employer (or fraction thereof), beginning on his or her employment commencement date or reemployment commencement date, as applicable, or on an anniversary of such date, during which the Employee does not have a Break in Eligibility Service. An Employee's employment or reemployment commencement date is the first day the Employee performs an Hour of Service. Fractional periods of a year will be expressed in terms of days. Service by the Employee with any Affiliated Company will be credited to the Employee.

Years of Eligibility Service include certain specified periods of service with predecessor employers, as indicated in the Adoption Agreement. However, if the Employer is maintaining this Plan as a plan of a predecessor employer (as defined in Section 411 of the Code), Years of Eligibility Service include periods of service with that predecessor employer.

1.47 Years of Vesting Service

If the Employer elects in the Adoption Agreement to determine Years of Vesting Service on the basis of an Employee's number of Hours of Service, a Plan Year during which an Employee completes at least 1,000 Hours of Service (or a lesser number of Hours of Service indicated in the Adoption Agreement).

If the Employer elects in the Adoption Agreement to determine Years of Vesting Service on the basis of elapsed time, each 12-consecutive month period of employment with the Employer (or fraction thereof), beginning on the date selected in the Adoption Agreement, or on an anniversary of such date, during which the Employee does not have a Break in Vesting Service. Fractional periods of a year will be expressed in terms of days. Service by the Employee with any Affiliated Company will be credited to the Employee.

Years of Vesting Service (a) include certain specified periods of service with predecessor employers and (b) do not include excluded periods of time, in each case, as selected in the Adoption Agreement. However, if the Employer is maintaining this Plan as a plan of a predecessor employer (as defined in Section 411 of the Code), Years of Vesting Service include periods of service with that predecessor employer.

Article 2 - Eligibility and Participation

2.1 Eligibility to Participate

All Employees of the Employer, except those excluded from participation under the Adoption Agreement, are eligible to participate in this Plan after satisfying the age and service requirements indicated in the Adoption Agreement. Union Employees and Nonresident Aliens are excluded from Plan participation, except to the extent that the Employer specifies otherwise in the Adoption Agreement.

As used in the Adoption Agreement, the terms "Union Employees" and "Nonresident Aliens" refer to the following:

Union Employees: Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

Nonresident Aliens: Employees who are nonresident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who receive no earned income (within the meaning of Section 911 (d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

Unless otherwise indicated in the Adoption Agreement, an individual who becomes an Employee as the result of a "Section 410(b)(6)(C) transaction" (as defined below) will not be eligible to participate in the Plan until the expiration of the "transition period" (as defined below). A "Section 410(b)(6)(C) transaction" is an asset or stock acquisition, a merger or a similar type of transaction in which the individual in question becomes employed by a new employer (taking into account the aggregation requirements of Section 414(b), (c), (m) or (o) of the
Code). The "transition period" is the period which begins on the date of the
Section 410(b)(6)(C) transaction, and which ends on the last day of the first Plan Year that starts after the date of such transaction.

2.2  Plan Entry

A. If this Plan replaces a Prior Plan, each Employee of the Employer who participated in the Prior Plan on the day immediately before the Effective Date continues to be a Participant in this Plan.

B. An Employee will enter the Plan, and begin to participate in the Plan, as of the Effective Date if he or she has met the eligibility requirements of
     Section 2.01 as of that date. After the Effective Date, each Employee will enter the Plan, and begin to participate in the Plan, as of the Entry Date which coincides with or next follows the first date on which he or she meets the eligibility requirements of Section 2.01.

C. The Plan Administrator must notify each Employee as to his or her eligibility to participate in this Plan, furnish such Employee with whatever enrollment forms and other documents that Employee must complete in order to so participate, and furnish such Employee with whatever notices and other documents are required by applicable law to be provided to eligible Employees, including but not limited to summary plan descriptions. Prior to entering the Plan, the eligible Employee must execute those forms or documents and make available to the Plan Administrator whatever information is reasonably required for the administration of the Plan, including his or her investment elections pursuant to Section 5.05, if applicable. If this is a "standardized plan," and the Employee does not provide the required information, the Employer shall provide the necessary information from its best available records.

2.3  Transfer To or From Ineligible Class

A Participant shall no longer participate in the Plan if he or she ceases to be a member of an eligible class of employees (an "Eligible Class"). Such Employee will resume participation in the Plan as of the day on which he or she returns to membership in an Eligible Class if he or she has not had a Break in Eligibility Service. If the Employee had a Break in Eligibility Service, his or her resumption of participation is determined under Section 2.04.

An Employee, who is not a member of an Eligible Class, will enter the Plan, and begin to participate in the Plan, as of the day on which he or she joins an Eligible Class, or, if later, as of the Entry Date which coincides with or next follows the day on which he or she first satisfies the Plan's age and service requirements for eligibility.

2.4  Returning After Break in Eligibility Service

A. Before Becoming Eligible - If an Employee has a Break in Eligibility Service before he or she meets the Plan's eligibility requirements, his or her Years of Eligibility Service before the Break in Eligibility Service will not count under the Plan. This subsection (A) applies only if the 2-year service requirement is elected and the Employee is 100% Vested in his or her Individual Account upon meeting the Plan's eligibility requirements.

B. Before Becoming Vested - If a Participant has a Break in Eligibility Service at a time when he or she has no Vested interest in the portion of his or her Individual Account derived from Employer contributions, his or her Years of Eligibility Service before a period of consecutive Breaks in Eligibility Service will not count for eligibility purposes if the number of consecutive Breaks in Eligibility Service in that period equals or exceeds the greater of 5 or the aggregate number of Years of Eligibility Service before that Break. The aggregate number of Years of Eligibility Service does not include any Years of Eligibility Service that are not counted under the preceding sentence because of earlier Breaks.

     If a Participant's Years of Eligibility Service are not counted under the Plan because of the previous paragraph, he or she is treated as a new Employee for eligibility purposes. If the Participant's Years of Eligibility Service may not be disregarded under the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall resume participation immediately upon reemployment with the Employer.

C. After Becoming Vested - A Participant who has a Break in Eligibility Service after obtaining a Vested interest in any portion of his or her Individual Account derived from Employer contributions continues to participate in the Plan, or, if he or she is not employed by the Employer, participates when reemployed by the Employer.

2.5  Waiver of Participation

Prior to the date on which an Employee first becomes a Participant, an Employee may, if permitted by the Plan Administrator and by executing such forms and agreements as the Plan Administrator shall require, waive participation in the Plan. This Section 2.05 shall not apply if this Plan is a standardized plan.

Article 3 - Contributions

3.1  Employer Contributions

A. Obligation to Contribute - If this Plan is a money purchase plan, the Employer makes contributions to the Plan according to the contribution formula indicated in the Adoption Agreement. If this Plan is a profit-sharing plan, the amount of the Employer Contribution is determined in the Employer's sole discretion, and the Employer, in its sole discretion, may make contributions whether or not it has current or accumulated earnings or profits. Neither the Trustee nor the Prototype Sponsor has any duty to question the correctness of a contribution, or to collect any amount that the Employer fails to pay.

B.   Allocation Formula and the Right to Share in the Employer Contribution -

     1. General - A portion of the Employer Contribution for a Plan Year is allocated, in accordance with the method selected in the Adoption Agreement, to each individual who is a qualifying Participant for that Plan Year.

          If the non-integrated method is selected in the Adoption Agreement, the Employer Contribution to the Plan for each Plan Year will be allocated to each qualifying Participant in the ratio which such Participant's Compensation for that year bears to the Compensation of all qualifying Participants for that year. If the integrated method is selected in the Adoption Agreement, the Employer Contribution to the Plan for each Plan Year is allocated as described in paragraph (3) below. However, the Employer cannot select the integrated method if the Employer or any Affiliated Company maintains another qualified plan which is integrated, and which benefits any of the Participants. If this Plan is a non-standardized profit sharing plan, and the points method is selected in the Adoption Agreement, the Employer Contribution to the Plan for each Plan Year will be allocated to each qualifying Participant in the ratio that such Participant's points for that year bears to the points of all qualifying Participants for that year. However, allocations to Highly Compensated Employees in any Plan Year must be reduced to that extent that the average of the allocation rates for Participants who are Highly Compensated Employees exceeds such average for all other Participants.

     2. Qualifying Participants - A Participant is a qualifying Participant for any Plan Year if he or she (a) was a Participant on at least 1 day during the Plan Year and (b) satisfied any other requirements selected in the Adoption Agreement for receiving an allocation for such Plan Year.

     3. Special Rules for Integrated Plans - If the Employer selected an integrated contribution or allocation formula in the Adoption Agreement, then the amount by which the "Excess Contribution Percentage" exceeds the "Base Contribution Percentage" cannot be larger than the maximum disparity rate under the following table (depending on the type of plan):

----------------------------------------------------------------------------------------------------------------------

                                               MAXIMUM DISPARITY RATE
                                                                              Standardized and
                                                                                 Top-Heavy           Non-Top-Heavy
                                                                  Money       Nonstandardized       Nonstandardized
Integration Level                                               Purchase       Profit-Sharing       Profit-Sharing

Taxable Wage Base (TWB)                                            5.7%             2.7%                 5.7%

More than $0 but not more than 20% of TWB*                         5.7%             2.7%                 5.7%

More than 20% of TWB* but not more than 80% of TWB                 4.3%             1.3%                 4.3%

More than 80% of TWB but not more than TWB                         5.4%             2.4%                 5.4%

*If 20% of TWB is less than $10,000, substitute $10,000 for "20% of TWB."
----------------------------------------------------------------------------------------------------------------------

As used above:

     (a) The "Excess Contribution Percentage" is the percentage of Compensation which is contributed under the Plan for the portion of each Participant's Compensation which is greater than the Integration Level selected in the Adoption Agreement.

     (b) The "Base Contribution Percentage" is the percentage of Compensation which is contributed under the Plan for the portion of each Participant's Compensation which is not greater than the Integration Level indicated in the Adoption Agreement.

     (c) The "Integration Level" is the Taxable Wage Base or a lesser amount indicated in the Adoption Agreement. The Integration Level cannot be greater than the contribution and benefit base in effect under Section 230 of the Social Security Act for the Plan Year.

     The Employer Contributions are allocated to qualifying Participants in four
     (4) steps as follows (only Steps 3 and 4 are required if the Plan is not a Top-Heavy Plan):

     Step 1 Employer Contributions are allocated to each qualifying Participant in the ratio that his or her Compensation for the Plan Year bears to the aggregate Compensation of all qualifying Participants for the Plan Year, but not in excess of 3 % of such qualifying Participant's Compensation for such year.

     Step 2 Any remaining Employer Contributions are then allocated to each qualifying Participant in the ratio that his or her Excess Compensation for the Plan Year bears to the aggregate Excess Compensation of all qualifying Participants for the Plan Year, but not in excess of 3% of such qualifying Participant's Compensation for such year. For purposes of this Step 2, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described below, that Participant's total Compensation for the Plan Year will be taken into account.

     Step 3 Employer Contributions remaining after Step 2 (or, in the case of a non-Top-Heavy Plan, all Employer Contributions) are allocated to each qualifying Participant in the ratio that the sum of that Participant's Compensation and Excess Compensation for the Plan Year bears to the aggregate of the sum of all qualifying Participants' Compensation and Excess Compensation for the Plan Year, but not in excess of the maximum disparity rate. For purposes of this Step 3, in the case of any Participant who has exceeded the "cumulative permitted disparity limit" described below, 200% of such Participant's total Compensation for the Plan Year will be taken into account.

     Step 4 Employer Contributions remaining after Step 3 are allocated as described in Step 1, without the 3 % Compensation limit.

Overall Permitted Disparity Limits:

Annual Overall Permitted Disparity Limit - Notwithstanding the preceding paragraphs, for any Plan Year for which this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension (as defined in Section 408(k) of the Code), maintained by the Employer and which provides for permitted disparity (or imputes disparity), (x) if this Plan is a profit-sharing plan, Employer Contributions will be allocated to each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year in the ratio that each such Participant's total Compensation bears to the total Compensation of all such Participants, or (y) if this Plan is a money purchase plan, the Employer will contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year an amount equal to the Excess Contribution Percentage multiplied by such Participant's Total Compensation.

Cumulative Permitted Disparity Limit - Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 "total cumulative permitted disparity years." '"Total cumulative permitted disparity years" means the number of years credited to the Participant for allocation or accrual purposes reader this Plan, or under any other qualified plan or any simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all Plan Years ending in the same calendar year are treated as the same Plan Year. If the Participant has not benefited (within the meaning of Treasury Regulation Section 1.410(b)-3(a)) under a defined benefit plan or target benefit plan for any Plan Year beginning on or after January 1, 1994, the Participant has no cumulative permitted disparity limit.

     4. Disabled Participants - Except as otherwise elected in the Adoption Agreement, a Participant shall not be treated as a qualifying Participant for any Plan Year in which he or she has a Disability. To the extent elected in the Adoption Agreement, and if this Plan is a money purchase plan, for each Plan Year an Employer contribution shall be made on behalf of, and allocated to, any Participant who has a Disability during such year, as if such Participant was a qualifying Participant for such year. To the extent elected in the Adoption Agreement, and if this Plan is a profit sharing plan, a portion of the employer profit sharing contribution, and of any Forfeitures which are allocable to Participants in general under subsection (C) below, for each Plan Year shall be allocated to any Participant who has a Disability during such year, as if such Participant was a qualifying Participant for such year. For these purposes, for any period during which a Participant has a Disability, the Participant will be deemed to earn Compensation at the same rate at which he or she was earning Compensation immediately prior to the start of the Disability. Any amounts in a Participant's Individual Account which are attributable to contributions and Forfeitures allocated to a Participant under this paragraph (4) shall be nonforfeitable.

C. Allocation of Forfeitures - Forfeitures for a Plan Year that arise as a result of the application of Section 6.01(F) are treated as follows:

     Forfeitures reduce Employer Contributions to the Plan for that Plan Year, unless this Plan is a profit-sharing plan and the Adoption Agreement indicates otherwise. If dais Plan is a profit sharing plan and the Adoption Agreement indicates that Forfeitures are allocated to Participants, then the Forfeitures for that Plan Year shall be allocated under Section 3.01(B) to the individuals who are qualifying Participants for that Plan Year, as if the Forfeitures were part of the Employer Contribution for that year.

D. Timing of Employer Contribution - The Employer Contribution for each Plan Year must be delivered to the Trustee by the due date, including extensions, for filing the Employer's income tax return for its fiscal year in which the Plan Year ends.

E. Minimum Allocation for Top-Heavy Plans - The contribution and allocation provisions of this subsection (E) apply in any Plan Year in which this Plan is a Top-Heavy Plan.

     1. Except as otherwise provided in paragraph (2) below, the Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (a) 3 % of such Participant's Compensation or (b) the largest percentage of

          Employer Contributions and Forfeitures, as a percentage of a Key Employee's Compensation, allocated on behalf of any Key Employee for that year. Clause (b) shall not apply if this Plan enables any defined benefit plan of the Employer to satisfy the requirements of Section 401(a)(4) or 410(b) of the Code. The minimum allocation is determined without regard to any Social Security contribution. The minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year, because of
          (a) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (b) the Participant's failure to make mandatory Employee contributions or 401 (k) contributions to the Plan, or (c) the Participant's Compensation is less than a stated amount. If a Participant participates in any defined benefit plan maintained by the Employer or any Affiliated Company and this Plan, and if needed to satisfy the requirements of Treasury Regulation
          Section 1.416-1, M-12, this Plan will provide the additional minimum contribution described in that Section unless the Employer elects otherwise in the Adoption Agreement.

     2.   The provision in paragraph (1) above does not apply to any Participant
          (a) who was not employed by the Employer on the last day of the Plan Year or (b) to the extent the top-heavy minimum allocation, and if applicable the additional minimum contribution, has been provided, for the Plan Year in question, under any other qualified defined contribution plan or plans of the Employer or any Affiliated Company in which the Participant participates.

     3. The minimum allocation required under this subsection (E) and subsection (F)(1) (to the extent required to be nonforfeitable under Section 416(b) of the Code) is not forfeitable under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

F. Special Requirements for Paired Plans - The Employer maintains paired plans if the Employer has adopted either (x) a combination of two defined contribution standardized prototype plans of the Prototype Sponsor or (y) a combination of one or two defined contribution standardized prototype plans of the Prototype Sponsor and one defined benefit standardized prototype plan of the Prototype Sponsor. The following rules apply for paired plans:

     1. Minimum Top-Heavy Allocation - When each of the paired plans are Top-Heavy, the Employer is required to provide a minimum contribution equal to 3 % of Compensation for each non-Key Employee in each plan who is entitled to a minimum contribution. That minimum contribution will be made under only one defined contribution plan. If an Employee is a participant in only one defined contribution plan, the minimum contribution on his or her behalf is made to that plan. If the Employee is a participant in two plans, the minimum contribution on his or her behalf is made to the money purchase pension plan.

     2. Only One Plan can be Integrated - If the Employer maintains paired plans, only one of the plans may utilize the disparity in contributions or benefits permitted under Section 401(1) of the Code. If the Adoption Agreements for more than one of the plans provides for integration, permitted disparity is allowed only (i) under another of the paired plans which is a defined contribution plan or (ii) under this Plan if the only other plan is a defined benefit plan.

G.   Return of Employer Contribution to the Employer Under Special Circumstances
     - If the Employer makes a contribution to the Plan by reason of a mistake of fact, the Employer is entitled to recover that contribution provided that the recovery occurs within 1 year of the date on which the contribution was made.

     Any contribution made to the Plan by the Employer is conditioned on the Plan's initial qualification under the Code. If the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contributions made to the Plan by the Employer prior to such determination shall be returned to the Employer within 1 year after the date on which such determination is issued, but only if the application for the determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     Any contribution made to the Plan by the Employer is conditioned on its deductibility under Section 404 of the Code. If the deduction for any contribution is fully or partially disallowed, the contribution shall be returned to the Employer to the extent of the amount disallowed, provided that it is returned to the Employer within 1 year of the date on which the deduction is disallowed.

H. Additional Contributions - The Employer may, in its discretion, make additional contributions to the Plan for any Plan Year, on behalf of any Employee or group of Employees, in such amounts and subject to such vesting requirements as the Employer deems necessary in order to preserve the Plan's qualification under Section 401(a) of the Code, and is consistent with the requirements of Revenue Procedure 2001-17 or the applicable successor Revenue Procedure. Any additional contributions so made shall be allocated to the Employee or Employees on whose behalf they are made. Any Employee who receives an allocation under this subsection (H), but who is not a Participant at the time that he or she receives such allocation, shall thereafter be treated as a Participant for purposes of establishing and maintaining an Individual Account on his or her behalf, and taking withdrawals or receiving distributions therefrom. This subsection (H) shall not apply if this Plan is a standardized plan.

3.2  Employee Contributions

Except as provided under Section 1 1.03(B), this Plan does not accept nondeductible Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer as a prototype plan of the Prototype Sponsor.

This Plan does not accept deductible Employee contributions made for a taxable year beginning after December 31, 1986. No amounts attributable to deductible Employee contributions may be used to purchase life insurance.

Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions (as defined in Section 401(m) of the Code), are limited to the extent necessary to meet the nondiscrimination test of
Section 401(m) of the Code. No Forfeiture occurs as a result of a Participant's withdrawal of any Employee contributions.

3.3  Rollover Contributions

If this option is selected in the Adoption Agreement, and if permitted by the Plan Administrator on a uniform and nondiscriminatory basis, a Participant, or an Employee who is eligible to participate in the Plan or who is in a class of Employees who, upon satisfaction of any applicable age and/or service requirements, will become eligible to participate in the Plan, may make a "rollover contribution" (as defined below) to the Plan, but only if the Participant or Employee submits a written certification, satisfactory to the Plan Administrator, that the contribution qualifies as a rollover contribution.

For purposes of this Section 3.03, a "rollover contribution" is a contribution described in Section 402(c)(1), 403(a)(4) or 408(d)(3) of the Code or in any other provision that may be added to the Code authorizing rollovers to qualified plans.

3.4  Transfer Contributions

If this option is selected in the Adoption Agreement, and if permitted by the Plan Administrator on a uniform and nondiscriminatory basis, the Trustee may receive any amounts transferred to it from the trustee of another plan qualified under Section 401(a) of the Code on behalf of any Participant or Employee who is eligible to participate in the Plan or who is in a class of Employees who, upon satisfaction of any applicable age and/or service requirements, will become eligible to participate in the Plan. It is provided, however, that the Plan may not accept a transfer contribution from a plan which allows a participant's accounts to be distributed or withdrawn in any form in which, or upon any event under which, a distribution or withdrawal is not permitted under this Plan.

3.5  Limitation on Allocations

A. No Other Plan - If the Participant has never participated in another qualified plan, a "welfare benefit fund" (as defined in Section 419(e) of the Code), an "individual medical account" (as defined in Section 415(1)(2) of the Code) or a "simplified employee pension" (as defined in Section 408(k) of the Code) maintained by the Employer (any such qualified plan, welfare benefit fund, individual medical account or simplified employee pension shall be referred to hereinafter as an "Other Plan"), the following rules apply:

     1. The amount of Annual Additions credited to the Participant's Individual Account for any "Limitation Year" (as defined in subsection
          (E)(9)) cannot exceed the lesser of the "Maximum Permissible Amount" (as defined in subsection (E)(10)) or any other limitation contained in this Plan. Employer Contributions contributed or allocated to a Participant's Individual Account must be reduced, if necessary, so that the Annual Additions for the Limitation Year do not exceed the Maximum Permissible Amount.

     2. Before determining the Participant's actual "415 Compensation" (as defined in subsection (E)(7)) for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimate of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all similarly situated Participants.

     3. Then, as soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year is determined based on the Participant's actual 415 Compensation for the Limitation Year.

     4. If, under paragraph (3) or as a result of the allocation of Forfeitures, there is an "Excess Amount" (as defined in subsection
          (E)(6)), the Excess Amount is eliminated as follows:

     (a) Any nondeductible voluntary employee contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, are returned to the Participant.

     (b) If an Excess Amount still exists after (a), any "Elective Deferrals" (as defined in Section 11.01(J) (plus attributable earnings), to the extent they would reduce the Excess Amount, plus attributable earnings are returned to the Participant.

     (c) If an Excess Amount still exists after (b), and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Individual Account is used to reduce Employer Contributions (including any allocation of Forfeitures) for that Participant in the next Limitation Year, and each future Limitation Year if necessary.

     (d) If an Excess Amount still exists after (b), and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount attributable to the Participant will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (e) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 3.05, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Individual Accounts before any Employer or any employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

B. One or More Other Plans - If a Participant is covered under this Plan and one or more Other Plans, the following rules apply:

     1. The Annual Additions which may be credited to a Participant's Individual Account under this Plan for any such Limitation Year cannot exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's accounts under the Other Plans for the same Limitation Year. If the Annual Additions with respect to the Participant under the Other Plans are less than the Maximum Permissible Amount and the Employer Contribution that would have been contributed or allocated to the Participant's Individual Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limit, the amount that would have been so contributed or allocated under this Plan is reduced until the Annual Additions under this Plan and the Other Plans for the Limitation Year equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under the Other Plans are equal to or greater than the Maximum Permissible Amount, no amount may be contributed or allocated to the Participant's Individual Account under this Plan for the Limitation Year.

     2. Before determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant as described in subsection (A)(2).

     3. Then, as soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year is determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

     4. If, under paragraph (3) or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and the Other Plans would result in an Excess Amount for a Limitation Year, the Excess Amount is treated as if it were all from the last allocated Annual Additions, except that Annual Additions attributable to a simplified employee pension are treated as having been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

     5. If an Excess Amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of any Other Plan, the Excess Amount attributed to this Plan is the product of:

     (a)  The total Excess Amount allocated as of that date, multiplied by

     (b) The ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan and all Other Plans.

     6. Any Excess Amount attributed to this Plan is then eliminated as described in subsection (A)(4).

C. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, and if indicated in the Adoption Agreement, the Annual Additions credited to the Participant's Individual Account under this Plan for any Limitation Year shall be limited, and excess amounts shall be reduced, in the manner which the Employer specifies in the Adoption Agreement, instead of as indicated in subsections (B)(1) through (B)(6) above.

D. If the Employer has ever maintained a qualified defined benefit plan (other than a paired plan as shown in the Adoption Agreement) covering any Participant in this Plan, the sum of the Participant's "Defined Benefit Plan Fraction" (as defined in subsection (E)(2)) and "Defined Contribution Plan Fraction" (as defined in subsection (E)(4)) cannot exceed 1.0 in any Limitation Year beginning before January 1, 2000. To comply with the preceding sentence, the Annual Additions that may be credited to the Participant's Individual Account under this Plan for any Limitation Year are limited as described under the Adoption Agreement. For any Limitation Year beginning before January 1, 2000 in which the Plan is top-heavy, the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall be adjusted as required under Section 416(h)(1) of the Code as in effect for such Plan Year, unless such adjustment is not required because the Employer has provided the extra minimum contributions described in Section 416(h)(2)(A) (as so in effect) for the applicable Plan Year and the requirements of 416(h)(2)(B) (as so in effect) have been satisfied.

E.   The terms below have the following meanings when used in this Section 3.05:

     1.   Annual Additions: The following amounts:

     (a) Employer Contributions, Employee contributions and Forfeitures credited to a Participant's Individual Account under this Plan;

     (b) Employer contributions, before-tax contributions, after-tax contributions and forfeitures credited to a Participant's accounts under any Other Plan;

     (c) Amounts allocated, after March 31, 1984, to an "individual medical account" (as defined in Section 415(1)(2) of the Code), which is part of a pension or annuity plan maintained by the Employer;

     (d) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which relate to post-retirement medical benefits, allocated to the separate account of a "key employee" (as defined in Section 419A(d)(3) of the Code) under a "welfare benefit fund" (as defined in Section 419(e) of the Code) maintained by the Employer; and

     (e) Allocations under a "simplified employee pension" (as defined in Section 408(k) of the Code) maintained by the Employer.

                  For this purpose, any Excess Amount applied under subsection
                  (A)(4) or (B)(6) in a Limitation Year to reduce Employer Contributions will be treated as an Annual Addition for such Limitation Year.

     2. Defined Benefit Plan Fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Section 415(b) and (d) of the Code or 140% of the "Highest Average 415 Compensation" (as defined in subsection (E)(8)), including any adjustments under Section 415(b) of the Code.

          However, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which existed on May 6, 1986, the denominator of this Fraction is not less than 125% of the sum of the annual benefits under those plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, ignoring any changes in the terms and conditions of the plan after May 5, 1986, but only if the defined benefit plans individually and together satisfied the requirements of
          Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

     3. Defined Contribution Plan Dollar Limit: $30,000, as increased by the cost-of-living adjustment in effect for the applicable Limitation Year under Section 415(d)(1)(C) of the Code.

     4. Defined Contribution Plan Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions from (a) the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated), (b) "welfare benefit funds" (as defined in Section 419(e) of the Code) maintained by the Employer, (c) "individual medical accounts" (as defined in Section 415(1)(2) of the Code) maintained by the Employer and (d) "simplified employee pensions" (as defined in Section 408(k) of the Code) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether the Employer maintained a defined contribution plan). The maximum aggregate amount in any Limitation Year is the lesser of 125% of the dollar limit under
          Section 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35% of the Participant's 415 Compensation for that Year.

          If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which existed on May 6, 1986, the numerator of this Fraction is adjusted if the sum of this Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the Fractions over 1.0, multiplied by (ii) the denominator of this Fraction, is permanently subtracted from the numerator of this Fraction. The adjustment is calculated using the Fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limit under Section 415 of the Code that applied on the first Limitation Year beginning on or after January 1, 1987.

          The Annual Addition for any Limitation Year beginning before January 1, 1987, is not recomputed to treat all Employee contributions as Annual Additions.

     5. Employer: The Employer that adopts this Plan, and all members of a "controlled group of corporations" (as defined in Section 414(b) of the Code as modified by Section 415(h)), all "commonly controlled trades or businesses" (as defined in Section 414(c) of the ('ode as modified by Section 415(h)) or "affiliated service groups" (as defined in Section 414(m) of the Code) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer under the Treasury Regulations under Section 414(o) of the Code.

     6. Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     7. 415 Compensation: 415 Compensation is defined as wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are included in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), and excluding the following:

     (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

     (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the contributions are actually excludible from the gross income of the Employee).

          For any Self-Employed Individual, 415 Compensation means Earned
          Income.

          For Limitation Years beginning after December 31, 1991, for purposes of applying the limits of this Section 3.05, 415 Compensation for a Limitation Year is the 415 Compensation actually paid or made available during that Limitation Year. For any Limitation Year beginning after December 31, 1997, 415 Compensation shall include any before-tax contributions which (i) were elected by the Participant,
          (ii) would have been paid to the Participant for such Limitation Year but for such election, and (iii) were not includible in the gross income of the Participant by reason of Code Section 402(e)(3), 125, 132(f)(4) or 457.

          However, 415 Compensation for a Participant in a defined contribution plan who has a Disability is the 415 Compensation that Participant would have received for the Limitation Year if the Participant had been paid at his or her rate of 415 Compensation in effect immediately before incurring the Disability; provided that imputed 415 Compensation for a Participant with a Disability is taken into account only if (x) the contributions made on behalf of or allocated to the Participant with respect to the imputed 415 Compensation are fully Vested when so made or allocated, and (y) the Participant is not a Highly Compensated Employee, unless the Employer elects in the Adoption Agreement to have nonforfeitable contributions made on behalf of or allocated to all Participants who have a Disability, or the Limitation Year in question started before January 1, 1997.

     8. Highest Average 415 Compensation: The average 415 Compensation for the 3 consecutive Years of Vesting Service with the Employer that produces the highest average.

     9. Limitation Year: The Plan Year, or any other 12-consecutive month period selected for this purpose in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to be the Plan Year, or to be a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     10. Maximum Permissible Amount: The maximum amount of Annual Additions that may be contributed or allocated to a Participant's Individual Account under the Plan for any Limitation Year is the lesser of:

     (a)  The Defined Contribution Plan Dollar Limit; or

     (b)  25% of the Participant's 415 Compensation for the Limitation Year.

          The compensation limit referred to in (b) does not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code.

          If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount for the short year must not exceed the Defined Contribution Plan Dollar Limit multiplied by the following fraction:

                                Number of months
                          in the short Limitation Year
                          ----------------------------
                                       12

     11. Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if that benefit is stated other than as a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

     (a) The Participant continues employment until Normal Retirement Age (or current age, if later); and

     (b) The Participant's 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

Article 4 - Individual Accounts and Valuation
---------------------------------------------

4.1  Individual Accounts

A. The Plan Administrator must establish and maintain an Individual Account in the name of each Participant to reflect the total value of his or her interest in the Fund. Each Individual Account is made up of whatever sub-accounts may be needed for each Participant, including:

     1. A sub-account to reflect a Participant's Employer Contributions and Forfeitures;

     2.   A sub-account to reflect a Participant's rollover contributions;

     3.   A sub-account to reflect a Participant's transfer contributions;

     4. A sub-account to reflect a Participant's nondeductible Employee contributions; and

     5. A sub-account to reflect a Participant's deductible Employee contributions.

     These sub-accounts are only for accounting purposes and do not require a segregation of the Fund.

B. The Plan Administrator is authorized to establish any other accounts or sub-accounts it believes are appropriate for the proper administration of the Plan.

4.2  Valuation of Fund

The Fund is valued on each Valuation Date at fair market value.

4.3  Valuation of Individual Accounts

A. If any portion of a Participant's Individual Account is invested in a Separate Fund, then the value of such portion, at any Valuation Date, is the sum of the fair market value of each of the assets in that Separate Fund at the close of such date, reduced by any applicable charges and penalties.

B. The value of any other portion of a Participant's Individual Account, at any Valuation Date, is determined as follows:

     1. First, such portion of the Participant's Individual Account is (a) reduced by any distribution, withdrawal, transfer, Forfeiture or other amount charged to such portion since the immediately preceding Valuation Date, and (b) increased by any contribution, transfer, Forfeiture or other amount credited to such portion since the immediately preceding Valuation Date.

     2. Second, such portion of the Participant's Individual Account is increased or decreased, as the case may be, by the earnings or losses of each Investment Fund since the immediately preceding Valuation Date, based on the ratio, determined for each Investment Fund, that the balance of such portion of the Participant's Individual Account invested in the Investment Fund at the close of such date bears to the total amount of Participants' Individual Account balances invested in the Investment Fund (except through a Separate Fund) at the close of such date.

     3. Distributions and withdrawals from the Plan are charged to a Participant's Individual Account on the day on which they are paid from the Plan. Contributions to the Plan are credited to a Participant's Individual Account on the day on which they are received by the Plan. For this purpose, Employer Contributions made for a Plan Year, which are received by the Plan after the close of such Plan Year, are treated as if they had been received on the last day of such Plan Year. Transfers, Forfeitures and other amounts shall be charged or credited, as the case may be, to the Participant's Individual Account on the day provided in the Plan, or, in the absence of any applicable provision in the Plan, on the day determined by the Plan Administrator.

4.4  Date for Determining Individual Account Balance

The balance of a Participant's Individual Account, as of any date, shall be determined at the close of the Valuation Date which coincides with or immediately precedes that date.

4.5  Use of Separate Fund

If a Participant elects to receive a distribution in the form of installments (or as required in Article Five or as determined by the Plan Administrator in any other circumstance in which the Plan Administrator believes it is necessary or appropriate to do so), the Plan Administrator may place the balance of the Participant's Individual Account in a Separate Fund.

4.6  Modification of Method for Valuing Individual Accounts

The Plan Administrator is authorized to establish other procedures (in a uniform and nondiscriminatory manner) for determining the fair market value of the Individual Accounts, if the Plan Administrator believes it would be necessary or appropriate to do so.

Article 5 - Trust Fund
----------------------

5.1  Creation of Fund

By adopting this Plan, the Employer is establishing the Fund consisting of the assets of the Plan held by the Trustee under the Trust Agreement. Assets within the Fund may be pooled on behalf of all Participants, earmarked on behalf of each Participant or be a combination of pooled and earmarked. To the extent that assets are earmarked for a particular Participant, they are held in a Separate Fund for that Participant.

No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.

5.2  Investment Authority

Except as provided in the Adoption Agreement (relating to Participant-directed investments) or the Trust Agreement, the Employer has the exclusive authority to determine who will exercise exclusive management and control over the investment of the Fund. The Employer, and any other person appointed by the Employer to exercise such management and control, shall be a "named fiduciary" of the Plan (within the meaning of Section 402(a) of ERISA) with respect to the management and control of the Plan's assets.

5.3  Indemnification of Prototype Sponsor and Trustee

Regardless of any other Plan provision, to the fullest extent permitted by applicable law, the Employer agrees to indemnify and hold harmless the Trustee and the Prototype Sponsor, and each of their officers, directors, employees and agents (collectively, the "Indemnified Parties") from and against any and all claims, liabilities, damages, judgments, settlements, losses, costs, charges, or expenses (including legal fees and disbursements) asserted against any Indemnified Party at any time as a result of, arising out of or based upon the adoption, maintenance, administration, operation or termination of this Plan, or any action taken by those parties in the performance of their duties with respect to this Plan, unless there is a final adjudication against them of gross negligence or willful misconduct in the performance of those duties. Further, to the fullest extent permitted by applicable law, the Employer agrees to indemnify the Indemnified Parties from any loss, liability, cost, damage, claim or expense (including legal fees and disbursements) which the Trustee and/or the Prototype Sponsor incurs by reason of or which results, in whole or in part, from the Trustee's or Prototype Sponsor's reliance on the facts and other directions and elections the Employer communicates or fails to communicate, or resulting from any failure by the Employer to timely take any action it has agreed to take in this Plan.

5.4  Life Insurance Purchases

A. If any life insurance policy is purchased for a Participant, the total premiums are limited as follows:

     1. Ordinary Life Insurance - If ordinary life insurance contracts (that is, contracts with both nondecreasing death benefits and nonincreasing premiums) are purchased, less than 50% of the total Employer Contributions and Forfeitures allocated to any Participant's Individual Account may be applied to pay the premiums on such contracts.

     2. Term and Universal Life Insurance - Less than 25 % of the total Employer Contributions and Forfeitures allocated to any Participant's Individual Account may be applied to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts that are not ordinary life.

     3. Combination - The sum of 50% of the ordinary life insurance premiums and all other life insurance premiums must be less than 25% of the aggregate Employer Contributions and Forfeitures allocated to any Participant's Individual Account.

B. Dividends or credits earned on insurance contracts for a Participant are allocated to his or her Individual Account.

C.   Subject to the notice, consent and form of payment requirements of Section
     6.02 (if applicable), the insurance contracts on a Participant's life are converted to cash, converted into an annuity or distributed to the Participant when the payment of his or her benefits start.

D. The Trustee applies for and is the owner of any life insurance contracts purchased under this Plan. The life insurance contract(s) must provide that proceeds are payable to the Trustee. However, the Trustee is required to credit all proceeds of the contract(s) to the Participant's Individual Account for payment to the Participant's Beneficiary in accordance with the distribution provisions of this Plan. Under no circumstances may the Fund retain any part of the proceeds. If the terms of this Plan and the terms of any purchased insurance contract conflict, the Plan provisions control.

E. The Employer may direct the Trustee to sell and distribute insurance or annuity contracts to a Participant (or any other permitted party) to the extent permitted by applicable law.

5.5  Participants' Direction of Investments

To the extent indicated in the Adoption Agreement, each Participant may direct the Trustee regarding the investment of his or her Individual Account. To the extent of that direction, the Employer, Plan Administrator, Trustee and all other fiduciaries are relieved of their fiduciary responsibility under Section 404 of ERISA, and this Plan is intended to be a Plan described in Section 404(c) of ERISA.

The Employer will cause a Separate Fund to be established in the name of each Participant who directs the investment of part or all of his or her Individual Account. Each Separate Fund is charged or credited (as appropriate) with the earnings, gains, losses and/or expenses relating to that Separate Fund. No fiduciary is liable for any loss resulting from a Participant's individual investment direction. The assets subject to individual direction cannot be invested (a) in "collectibles" as that term is defined in Section 408(m) of the Code, (b) in any investment that would result in a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code or (c) in any investment which would result in the failure to satisfy the requirements of Section 404(c) of ERISA.

The Plan Administrator is authorized and directed to establish uniform and nondiscriminatory rules relating to participant investment direction which it determines to be necessary or advisable including, but not limited to, rules describing: (a) the frequency of investment changes; (b) the forms, manner and procedure for making investment changes; and (c) the effect of a Participant's failure to make a valid direction.

The Employer may, in a uniform and non discriminatory manner, limit the available investments for Participants' direction to certain specified investment options (including, but not limited to, certain mutual funds, investment contracts, deposit accounts and group trusts). The Employer may permit, in a uniform and nondiscriminatory manner, a Beneficiary of a deceased Participant to direct investments under this Section 5.05.

Article 6 - Vesting and Distribution
------------------------------------

6.1  Distribution to Participant

A.   When Distributable -

     1. Entitlement to Distribution - The Vested portion of a Participant's Individual Account becomes distributable to him or her as of the earliest to occur of any of the following:

     (a)  his or her Termination of Employment (except by reason of death);

     (b)  he or she attains Normal Retirement Age;

     (c)  his or her Disability; or

     (d)  the termination of the Plan.

     2. Written Request: When Distributed - If a Participant's Individual Account has become distributable under paragraph (1) above, and the Participant wishes to receive a distribution, the Participant must submit a written request to the Plan Administrator on a form furnished by the Plan Administrator for this purpose. It is provided, however, that if the Plan Administrator so permits (and subject to such rules as the Plan Administrator may have promulgated), any Participant may use an electronic medium to communicate to the Plan Administrator (or any service provider designated by the Plan Administrator to receive such communication on behalf of the Plan Administrator) his or her request for a distribution. After receiving the request, the Plan Administrator shall direct the Trustee to begin the distribution, as of the date selected by the Plan Administrator. Such date shall be the first day of any month, and shall also be no more than 90 days after the later of:

     (a) the last day of the Plan Year in which the event described in paragraph (1) occurs; or

     (b)  the last day of the Plan Year in which the request is received.

          The date so selected by the Plan Administrator shall be treated as the Participant's Annuity Starting Date.

     3. Cash-out of Small Account Balances - Notwithstanding any other provision of the Plan to the contrary, if, as of the date on which an event described in paragraph (1) occurs, the Vested portion of the balance of the Participant's Individual Account does not exceed, or if such event occurred before October 17, 2000 never exceeded, $5,000 ($3,500 for Plan Years beginning before August 6, 1997), the following shall apply. The Participant's Individual Account shall be distributed to the Participant in the form of a single lump-sum payment. The amount of such payment shall be equal to the Vested portion of the balance of the Participant's Individual Account as of the date of said event. The payment shall be made as soon as practicable after the date on which said event occurs. For purposes of this paragraph (3) (and subsection (F)(1) below), a Participant's Vested Individual Account balance does not include any "accumulated deductible Employee contributions," within the meaning of Section 72(o)(5)(B) of the Code, which were made to the Plan for Plan Years beginning before January 1, 1989.

B.   Withdrawals by Participants -

     1. In-Service Withdrawals of Employer Contributions - If the Plan is a profit-sharing plan and to the extent indicated in the Adoption Agreement, a Participant may withdraw all or a part of the Vested portion of his or her Individual Account attributable to Employer Contributions, as follows:

     (a) Participant for 5 or more Years - A Participant who has participated in the Plan for 5 or more years may withdraw Vested Employer Contributions and their investment earnings.

     (b) Participant for Less than 5 Years - A Participant who has participated in the Plan for less than 5 years may withdraw Vested Employer Contributions that have been in his or her Individual Account for at least 2 full Plan Years and their investment earnings.

     (c) After Attaining Age 59 1/2 - A Participant who has attained age 59 1/2 may withdraw Employer Contributions and their investment earnings.

     2. Financial Hardship Withdrawals of Employer Contributions - If this Plan is a profit-sharing plan, and to the extent indicated in the Adoption Agreement, in-service withdrawals may be made by a Participant of all or any part of the Vested portion of his or Individual Amount attributable to Employer Contributions, on account of financial hardship which cannot be met from the Participant's other available resources. The Plan Administrator, in a uniform and nondiscriminatory manner consistent with applicable Code requirements, will establish written guidelines for such hardship withdrawals. The

          Plan Administrator may require appropriate documentation to substantiate any such financial need as a condition for such a withdrawal and may establish any limitations on such withdrawal as the Plan Administrator believes are necessary or appropriate for effective administration of the Plan.

     3. In-Service Withdrawals of Rollovers, Transfers and Employee Contributions - To the extent elected in the Adoption Agreement, a Participant may withdraw all or a portion of his or her Individual Account attributable to the rollover contributions, transfer contributions, nondeductible Employee contributions and deductible Employee contributions made to this Plan.

     4. Other Rules and Requirements - A Participant may not take a withdrawal under this subsection (B) unless he or she is an Employee and is not entitled to receive a distribution under subsection (A)(1) above. A Participant requests a withdrawal in the same manner as he or she would request a distribution under subsection (A)(2) above. Any withdrawal under this subsection (B) shall be subject to the notice, consent and form of payment requirements of Section 6.02 (to the extent applicable).

C. Determining the Vested Portion - In determining the Vested portion of a Participant's Individual Account, the following rules apply:

     1. Employer Contributions and Forfeitures - The Vested portion of a Participant's Individual Account derived from Employer Contributions and Forfeitures is set by the vesting schedule selected or indicated in the Adoption Agreement (or the vesting schedule described in subsection (D) below if the Plan is a Top-Heavy Plan).

     2. Rollover and Transfer Contributions - A Participant is fully Vested in his or her rollover contributions, transfer contributions and the investment earnings on these contributions.

     3. Fully Vested Under Certain Circumstances - A Participant is fully Vested in all amounts in his or her Individual Account if any of the following happens:

     (a)  he or she attains Normal Retirement Age while an Employee;

     (b)  he or she incurs a Disability while an Employee;

     (c)  he or she dies while an Employee;

     (d) the Plan is terminated, or the Participant is affected by a partial termination of the Plan; or

     (e) a total discontinuance of Plan contributions (if this Plan is a profit-sharing plan).

     4. Employee Contributions - Employee contributions and earnings thereon will be nonforfeitable at all times.

D. Minimum Vesting Schedule for Top-Heavy Plans - The following vesting provisions apply for any Plan Year in which this Plan is a Top-Heavy Plan. (This subsection (D) does not apply to the Individual Account of any Employee who does not have an Hour of Service after the Plan first becomes a Top-Heavy Plan.)

     Regardless of the other vesting rules of this Section 6.01 or the vesting schedule selected or indicated in the Adoption Agreement (unless those provisions or that schedule provide faster vesting), the Vested portion of a Participant's Individual Account derived from Employer Contributions and Forfeitures is determined from this minimum vesting schedule:

     Years of Vesting Service         Vested Percentage
                1                            0%
                2                           20%
                3                           40%
                4                           60%
                5                           80%
                6                          100%

This minimum vesting schedule applies to all benefits (within the meaning of Section 411(a)(7) of the Code), except benefits derived from Employee contributions. A Participant's Vested percentage does not decrease if the Plan's status as a Top-Heavy Plan subsequently changes for any Plan Year.

If this Plan stops being a Top-Heavy Plan, the vesting schedule selected or indicated in the Adoption Agreement applies again, subject to the restrictions above. If the vesting schedule under the Plan shifts in or out of Top-Heavy Plan status, that shift is an amendment to the vesting schedule and the election in
Section 9.04 applies.

E.   Break in Vesting Service and Loss of Service -

     1. One Break in Vesting Service - In the case of a Participant who has a Termination of Employment, incurs a Break in Vesting Service, and thereafter returns to employment with the Employer, the Participant's pre-break Years of Vesting Service will not be taken into account after such return, for the purpose of determining the extent to which the Participant is vested in the portion of his or her Individual Account balance which accrues after such return, until the Participant has completed a Year of Vesting Service after such return.

     2. 5 or More Breaks in Vesting Service - In the case of a Participant who has a Termination of Employment, incurs 5 or more consecutive Breaks in Vesting Service, and thereafter returns to employment with the Employer, no service after such breaks will be taken into account for the purpose of determining the extent to which the Participant is vested in the portion of his or her Individual Account balance that accrued before such breaks commenced. Further, in addition to paragraph (1) above, the Participant's pre-break Years of Vesting Service will not be taken into account after such return, for the purpose indicated in paragraph (1), unless:

     (a) the Participant had any nonforfeitable interest in the portion of his or her Individual Account attributable to Employer Contributions at the time such breaks began, or

     (b) his or her number of consecutive Breaks in Vesting Service is less than the number of his or her pre-break Years of Vesting Service.

     3. Separate Sub-Accounts - If paragraph (1) or (2) becomes applicable, separate sub-accounts will be maintained for the Participant's pre-break and post-break Employer-derived Individual Account balance. Both sub-accounts will share in the earnings and losses of the Trust Fund.

F.   Break in Vesting Service and Forfeitures -

     1. Cash-out of Participants - If a Participant has a Termination of Employment, and he or she receives a distribution of the Vested portion of his or her Individual Account under subsection (A)(3) above, then the non-Vested portion of his or her Individual Account is treated as a Forfeiture. For purposes of this paragraph (l), if, on the day on which a Participant has Termination of Employment, the value of the Vested portion of a Participant's Individual Account is zero, the Participant is treated as if he or she had received a distribution of such portion of his or her Individual Account on such day.

     2. Participants Who Elect to Receive Distributions - If a Participant has a Termination of Employment, and he or she receives a distribution of the Vested portion of his or her Individual Account by request made under subsection (A)(2) above, the nonVested portion of his or her Individual Account is treated as a Forfeiture. However, if the Participant takes a distribution of less than the entire Vested portion of his or her Individual Account balance attributable to Employer Contributions by request under subsection (A)(2) above, the part of the nonVested portion of his or her Individual Account attributable to such contributions which will be treated as a Forfeiture is the value of such nonVested portion, multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer Contributions, and the denominator of which is the value of the Vested portion of the Participant's Individual Account balance attributable to such contributions.

     3. Re-employed Participants - If a Participant receives a distribution described in paragraph (1) or (2) above and the Participant resumes employment covered under this Plan, the Participant's Employer-derived Individual Account balance is restored to the amount on the date of distribution if he or she repays to the Plan the full amount of the portion of the distribution attributable to Employer Contributions before the earlier of: (i) 5 years after the date on which he or she again becomes an Employee or (ii) the date he or she incurs 5 consecutive Breaks in Vesting Service after the date of the distribution. If a Participant is deemed to have received a distribution pursuant to paragraph (1), and the Participant resumes employment covered under this Plan before the date on which he or she incurs 5 consecutive Breaks in Vesting Service, the portion of the Participant's Individual Account balance attributable to Employer Contributions will be restored, as of the date on which the Participant resumes employment, to the value of such balance on the day of the deemed distribution.

     4. Regardless of anything in this subsection (F) to the contrary, if a Participant has a Termination of Employment but does not receive or is not treated as receiving a distribution described in paragraph (1) or
          (2) above, and he or she has 5 consecutive Breaks in Vesting Service, the nonVested portion of his or her Individual Account shall be treated as a Forfeiture upon the completion of the 5th such Break in Vesting Service.

G. Distribution Prior to Full Vesting - If a distribution described in subsection (F)(1) or (2) is made to a Participant who was not fully Vested in the portion of his or her Individual Account derived from Employer Contributions, and that Participant could increase the percentage in such portion of the account in which he or she is Vested (for example by timely returning to employment with the Employer), then the following rules apply:

     1. A separate account is established for the Participant's interest in the Plan attributable to Employer Contributions as of the time of the distribution, and

     2. At any relevant time the Participant's Vested portion of the separate account equals an amount ("X"), determined by the formula: X = P (AB + (R x D)) - (R x D) where "P" is the Vested percentage at the relevant time, "AB" is the separate account balance at the relevant time, "D" is the amount of the distribution and "R" is the ratio of the separate account balance at the relevant time to the separate account balance after the distribution.

6.2  Form of Distribution to a Participant

A. Available Forms - The Participant's Individual Account shall be distributed to the Participant in one of the following forms:

     Option 1 - a single lump-sum payment.

     Option 2- periodic installments.

     Option 3 - an annuity.

The following rules shall apply:

     1. Under Option 1, the Participant's Individual Account shall be distributed in the form of a single lump-sum payment. The amount of the payment shall be equal to the Vested portion of the balance of the Participant's Individual Account as of the date on which the payment is made.

     2. Under Option 2, the Participant's Individual Account shall be distributed in the form of periodic installments. The installments shall be paid over a period certain which may not exceed the Participant's life expectancy, or, if elected by the Employer in the Adoption Agreement, the joint life expectancy of the Participant and his or her Beneficiary. The installments shall be so paid on a monthly, quarterly, semi-annual or annual basis, as elected by the Employer in the Adoption Agreement. The installment payment made for each monthly, quarterly, semi-annual or annual period, as the case may be, shall be due on the first day of such period. If the Participant does not survive to receive any of the installment payments, the remaining payments shall be made to the Participant's Beneficiary, in the same amount and at the same times that the payments would have been made to the Participant if he or she had not died. All installments will be paid from the Plan. The amount of each installment payment shall be equal to the Vested portion of the balance of the Participant's Individual Account, as of the date on which the payment is due, divided by the remaining number of installment payments to be made, including the current payment.

     3. Under Option 3, the Participant's Individual Account shall be applied to purchase from an insurance company a non-transferable, non-surrenderable, single-premium annuity contract under which the annuity will be paid, and such contract shall be transferred to the Participant. The amount to be paid for such contract shall be equal to the Vested portion of the balance of the Participant's Individual Account, as of the date on which the payment of the annuity is to begin. If the Participant is married on his or her Annuity Starting Date, then the annuity under the contract shall be paid in the form of a "qualified joint and survivor annuity," or in any other form which is required by law, or which complies with the applicable requirements of the Code and the Treasury Regulations. Under a "qualified joint and survivor annuity," monthly payments will be made to the Participant for his or her lifetime, and, upon the Participant's death, monthly payments will be made to the Participant's surviving spouse for the surviving spouse's lifetime, with each monthly payment to the surviving spouse equal to 50% of each monthly payment that was being made to the Participant before his or her death. If the Participant is not married on his or her Annuity Starting Date, then the annuity, under the contract shall be paid to the Participant in form of a monthly annuity for his or her lifetime, or in any other form which is required by law, or which complies with the applicable requirements of the Code and the Treasury Regulations.

     4. Notwithstanding the foregoing, the distribution of a Participant's Individual Account may not be made under an Option which the Employer does not elect, in the Adoption Agreement, to make available under the Plan. It is provided, however, that if this Plan is a money purchase plan, Option 3 will be available under the Plan.

     5. If Option 3 is available under the Plan, distribution to the Participant is required to begin under Section 6.06, and the Participant has not elected a form in which the distribution will be paid by the date on which it is required to begin, then such distribution will be made under Option 3 in the form of a qualified joint and survivor annuity if the Participant is married on such date, or under Option 3 in the form of a monthly single life annuity otherwise.

     6. If Option 3 is not available under the Plan, distribution to the Participant is required to begin under Section 6.06, and the Participant has not elected a form in which the distribution will be paid by the date on which it is required to begin, then such distribution will be paid under Option 2 if it is available under the Plan, or under Option 1 otherwise.

B. Notice as to Distribution - The Plan Administrator shall furnish each Participant, by mail or personal delivery, with a written notice regarding the distribution of the Participant's Individual Account. To the extent permitted, and in the manner required, by the applicable Treasury Regulations or any notice or other promulgation issued by the Internal Revenue Service, the Plan Administrator may furnish the notice to each Participant over an electronic medium, instead of in writing on paper.

     The notice shall be so furnished no more than 90 days, and no less then 30 days, prior to the Participant's Annuity Starting Date. The notice shall advise the Participant as to (a) the circumstances under which his or her Individual Account becomes distributable, (b) the forms in which it may be distributed, (c) the material features and relevant value of, and the amounts payable under, each such form of distribution, (d) all elections that may be available for the Participant to make with respect to the distribution of his or her Individual Account, including information as to the eligibility conditions, time and method of making such elections, (e) the right to defer any distribution until the Individual Account is no longer Immediately Distributable, and (f) any other information that is required to be provided to Participants under Section 417(a)(3) of the Code and the Treasury Regulations thereunder.

     In the case of a married Participant, if Option 3 is available under the Plan, the notice shall also contain an explanation of (1) the terms and conditions of the qualified joint and survivor annuity, (2) the Participant's right to make, and the effect of, an election to have his or her Individual Account distributed in a form other than a qualified joint and survivor annuity, (3) the rights of the Participant's spouse in connection with such election, and (4) the Participant's right to make, and the effect of, a revocation of such election.

     To the extent permitted in the applicable Treasury regulations or any notice or promulgation issued by the Internal Revenue Service, the Plan Administrator (i) may furnish the Participant with a summary of the notice otherwise required under this subsection (B), and (ii) may furnish the notice or such summary, as applicable, to the Participant by using an electronic medium.

C. The Participant's Election - The Participant elects the particular Option under which his or her Individual Account will be distributed. The Participant shall, as a part of the election:

     1. if the Participant elects Option 2, choose the period over which the installments will be paid, and designate a Beneficiary to receive any installment payments remaining to be made after the Participant's death;

     2. if the Participant elects Option 3, choose the particular annuity form which will be paid under the annuity contract, and designate a Beneficiary to receive any payments which are to be made under such form after the Participant's death; and

     3. if the Participant's Individual Account is Immediately Distributable on his or her Annuity Starting Date, consent to the start of the distribution as of the Annuity Starting Date.

     The Participant elects the Option on a form provided by and filed with the Plan Administrator. It is provided, however, that if the Plan Administrator so permits, and subject to such rules as the Plan Administrator may have promulgated and to any requirements set forth in the applicable Treasury Regulations or any notice or promulgation issued by the Internal Revenue Service, the Participant may use an electronic medium to communicate such election to the Plan Administrator (or any service provider designated by the Plan Administrator to receive such communication on behalf of the Plan Administrator). The Participant may so make his or her election at any time after receiving the notice or summary described in subsection (B), and during the 90-day period which ends on the Participant's Annuity Starting Date. At any time prior to the Annuity Starting Date the Participant may revoke his or her election, and, after revoking an election, make a new election. The number of such revocations and new elections is not limited.

D. Earlier Start of Payment - Distribution to the Participant may start or be made prior to the Annuity Starting Date, but after the close of the 7-day period which starts on the day after the date on which the notice or summary described in subsection (B) is furnished to the Participant, provided that (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after the notice or summary has been furnished to consider whether to consent to an immediate distribution and, if applicable, to elect a particular option for the form of payment of the distribution, (2) after receiving the notice or summary, the Participant consents to the immediate distribution and, if applicable, selects an Option, and (3) the Participant may revoke any consent and election made in (2) prior to the close of said 7-day period. This subsection (D) shall not apply in any Plan Year which begins before 1997.

E. Spousal Consent - If the Participant is married on his or her Annuity Starting Date, Option 3 is available under the Plan and the Participant elects to have his or her Individual Account distributed in a form other than a qualified joint and survivor annuity under Option 3, the Participant's spouse must provide consent to such election. Such consent shall (1) be in writing, (2) Specifically acknowledge the form of distribution elected, and any non-spouse Beneficiary designated, by the Participant, (3) if the Participant's Individual Account is Immediately Distributable on his or her Annuity Starting Date, agree to the start of the distribution as of the Annuity Starting Date or such earlier date as permitted in subsection (D), and (4) be witnessed by a Plan representative or a notary public. If permitted by the Plan Administrator, and subject to any requirements set forth in the applicable Treasury Regulations or any notice or other promulgation issued by the Internal Revenue Service, the Participant's spouse may provide such consent over an electronic medium, instead of in writing on paper.

6.3  Distribution Upon the Death of a Participant

A. Distribution Upon Participant's Death - If the Participant dies before the distribution of his or her Individual Account has started, the Individual Account shall be distributed as set forth below. For purposes of this
     Section 6.03, the proceeds of any life insurance policy on the Participant's life shall be treated as part of the balance of the Participant's Individual Account. This Section 6.03 will not apply if the Participant dies after the applicable portion of the balance of his Individual Account has been applied to purchase an annuity contract under
     Section 6.02.

B. Beneficiary Requests for Distribution - A surviving spouse or other Beneficiary of a deceased Participant who is entitled to a Plan distribution and who wishes to receive a distribution must submit a written request to the Plan Administrator on a form provided by the Plan Administrator and accompanied by those documents the Plan Administrator may require. After a request is received, the Plan Administrator will direct the Trustee to start distribution, as of a date which is selected by the Plan Administrator, and which is not more than 90 days after the later of:

     1.   The last day of the Plan Year in which the Participant dies; or

     2.   The last day of the Plan Year in which the request is received.

C. Qualified Pre-retirement Survivor Annuity - The Participant's Individual Account shall be distributed to the Participant's surviving spouse, in the form of a "qualified pre-retirement survivor annuity," if (1) the Participant is married on the date of his or her death, (2) the Participant did not waive distribution in such form, in the manner described in subsection (D) below, and (3) Option 3, described in Section 6.02(A), is available under the Plan. The "qualified pre-retirement survivor annuity" is a monthly annuity, which is payable to the Participant's surviving spouse for his or her lifetime. The Vested portion of the balance of the Participant's Individual Account, as of the date on which the payment of such annuity is to begin, shall be applied to purchase from an insurance company a non-transferable, non-surrenderable, single-premium annuity contract from which the payments under such annuity will be made, and such contract shall be transferred to the surviving spouse.

D. Waiver of the Qualified Pre-Retirement Survivor Annuity - A married Participant may waive distribution of the qualified pre-retirement survivor annuity form of payment by making a Qualified Election at any time after receiving the written explanation furnished by the Plan Administrator pursuant to the Notice Requirement, and during the Election Period. The following definitions and rules shall apply for the purposes of this subsection (D).

     1. Election Period: The period starting on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of his or her death. If a Participant incurs a Termination of Employment before the first day of the Plan Year in which he or she attains age 35, the Election Period with respect to the balance of his or her Individual Account (as of the date of the termination) begins on the date of the termination.

     2. Pre-Age 35 Waiver: A married Participant who will not attain age 35 by the end of any given Plan Year may make a special Qualified Election to waive the qualified pre-retirement survivor annuity form of payment. The special election applies to the period which starts on the day on which it is made, and which ends at the close of the Plan

          Year which immediately precedes the Plan Year which the Participant will attain age 35. The election is not valid unless, before the election is made, the Participant receives a written explanation of the qualified pre-retirement survivor annuity which is comparable to the written explanation to be furnished under the Notice Requirement. Qualified pre-retirement survivor annuity coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after that date is subject to the full requirements of this subsection (D).

     3. Qualified Election: An election by a married Participant not to receive (i.e., a waiver of) the qualified pre-retirement survivor annuity form of payment. Such election shall not be effective unless:
          (a) the Participant's spouse consents in writing to the election, (b) the election names a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits the Participant to make changes without any further spousal consent, referred to hereinafter as a "General Consent"), (c) the spouse's consent acknowledges the effect of the election and (d) the spouse's consent is witnessed by a Plan representative or a notary public. Any spousal consent under this paragraph (3) is effective only for the spouse that provides it. A consent shall not be treated as a General Consent unless it acknowledges that the spouse has the right to limit consent to a specific beneficiary, and that the spouse voluntarily elects to give up this right. No election under this paragraph (3) is valid unless the Participant receives the written explanation described in the Notice Requirement before the election is made.

          At any time before the distribution of the Participant's Individual Account begins, the Participant may revoke an election that he or she has made under this paragraph (3), and after revoking an election, the Participant may make a new Qualified Election. Any revocation shall not be subject to spousal consent. A new election shall be subject to spousal consent unless the Participant's spouse at the time the new election is made previously provided a General Consent. The number of such revocations and new elections is not limited.

     4. Notice Requirement: The Plan Administrator shall provide each Participant within his or her "applicable period" (as defined below) a written explanation of the qualified pre-retirement survivor annuity which is comparable to the notice required under Section 6.02(B) for a qualified joint and survivor annuity.

          The "applicable period" for a Participant is whichever of the following periods ends last: (a) the period which starts on the first day of the Plan Year in which the Participant attains age 32, and which ends on the last day of the Plan Year immediately preceding the Plan Year in which the Participant attains age 35; (b) the period which starts one year before the date on which the individual becomes a Participant, and which ends one year after such date; or (c) the period which starts one year before the date on which this subsection
          (D) first applies to the Participant, and which ends one year after such date. However, if the Participant incurs a Termination of Employment before the Plan Year in which he or she attains age 35, the written explanation must be provided during the two-year period which begins one year before the date of the termination, and which ends one year after such date. If the Participant returns to employment with the Employer, the applicable period for that Participant is redetermined.

E. Other Forms of Payment - If the Participant's Individual Account is not payable in the form of a qualified pre-retirement survivor annuity under subsection (C) above, or if the Participant has waived the qualified pre-retirement survivor annuity form of payment under subsection (D) above, the Participant's Individual Account shall be distributed to the Participant's Beneficiary, in either (1) a single lump-sum payment or (2) installment payments over a period certain which does not exceed the Beneficiary's life expectancy. Any installments shall be so paid on a monthly, quarterly, semiannual or annual basis, as elected by the Employer in the Adoption Agreement, with each payment due on the first day of the period for which it is made. The following rules shall apply:

     1. If the Participant has waived the qualified pre-retirement survivor annuity form of payment under subsection (D), the Participant's Beneficiary shall be the person(s) designated as such under subsection
          (D). Otherwise, paragraph (2) below shall apply to identify the Beneficiary.

     2. The Participant may designate any person as the Beneficiary. However, if the Participant is married, and designates a non-spouse Beneficiary, such designation is not valid unless the Participant's spouse consents to such designation in writing. Such consent must acknowledge its effect on such spouse and must be witnessed by a Plan representative or a notary public. Such consent may be limited to the specific individual designated by the Participant as the Beneficiary, or may be a General Consent (as defined in subsection (D)(3) above). A consent will not be treated as a General Consent unless it acknowledges that the spouse has the right to limit consent to a specific beneficiary, and that the spouse voluntarily elects to give up this right. Any spousal consent under this paragraph (2) is effective only for the spouse that provided it. The Participant may, at any time prior to his or her death and (in the case of a married Participant) without any spousal consent, revoke a Beneficiary designation. After such revocation, the Participant may, at any time prior to his or her death, make a new Beneficiary designation. If the Participant is married at the time that he or she makes a new designation, such new designation must be accompanied by the consent of the Participant's spouse at such time, unless such spouse previously provided a General Consent. The number of revocations of a Beneficiary designation and the number of new Beneficiary designations shall not be limited. Any designation of a Beneficiary, any revocation and new designation of a Beneficiary, and any spousal consent to a Beneficiary designation must be made on a form provided by and filed with the Plan Administrator. If the Participant fails to designate a Beneficiary in the foregoing manner, the following shall apply. If the Participant is married on the date of his or her death, the Participant's spouse shall be the Beneficiary. If the Participant is not married on such date, the Participant's estate shall be the Beneficiary.

     3. The Beneficiary shall elect the form in which the Participant's Individual Account will be distributed upon the Participant's death. If the Beneficiary elects to have the Individual Account distributed in installments, the Beneficiary shall, as part of such election, select the period over which the installments are to be paid. A Beneficiary may, at any time prior to the date on which the distribution starts or is made, revoke an election, and after revoking an election, make a new one. The number of revocations and new elections is not limited. The Beneficiary shall make an election as to the form in which the Participant's Individual Account will be distributed upon the Participant's death, any revocation of such an election, and any new such election on a form provided by and filed with the Plan Administrator. If the Beneficiary fails to elect the form in which the Participant's Individual Account will be distributed upon the Participant's death, distribution shall be made in the form of a single lump-sum payment.

     4. If the Participant's Individual Account is distributed under this subsection (E) in the form of a single lump-sum payment, the amount of such payment shall be equal to the Vested portion of the balance of the Participant's Individual Account as of the date on which the payment is to be made. If the Participant's Individual Account is distributed in the form of installments, the amount of each installment shall be equal to the Vested portion of the balance of the Participant's Individual Account as of the date on which the installment is due, divided by the remaining number of installment payments to be made including the current payment.

F. Cash-Out of Small Account Balances - Notwithstanding any other provision of the Plan to the contrary, if, as of the date of the Participant's death, the Vested portion of the balance of the Participant's Individual Account does not exceed, or if the Participant died before October 17, 2000 never exceeded, $5,000 ($3,500 for Plan Years beginning before August 6, 1997), the following shall apply. The Participant's Individual Account shall be distributed in the form of a single lump-sum payment. Such payment shall be made as soon as practicable after the date of the Participant's death. The amount of such payment shall be equal to the Vested portion of the balance of the Participant's Individual Account as of such date. If the Individual Account would otherwise be distributed to the Participant's surviving spouse as a qualified pre-retirement survivor annuity, then such payment shall be made to such surviving spouse. Otherwise, such payment shall be made to the Participant's Beneficiary.

6.4  Rules for Participant's Spouse

A. In General - The Participant's "spouse" is the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse, and a current spouse will not be treated as the spouse or surviving spouse, to the extent provided under a "qualified domestic relations order" (described in Section 414(p) of the Code).

B. One Year Marriage Requirement - A Participant shall not be treated as married on his or her Annuity Starting Date, or on the date of his or her death, as applicable, unless the Participant and his or her spouse have been married throughout the 1-year period ending on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death, except as otherwise provided in a qualified domestic relations order described in Section 414(p) of the Code. For purposes of the preceding sentence, the Participant and his or her spouse shall be treated as having been married throughout the 1-year period ending on the Participant's Annuity Starting Date if the Participant marries such spouse within one year before the Annuity Starting Date, and the Participant and such spouse remain married for at least a 1-year period ending on or before the date of the Participant's death.

C. Spousal Consent Not Required - Notwithstanding any other provisions of the Plan to the contrary, the consent of the Participant's spouse to any election, consent or beneficiary designation made or provided by the Participant shall not be required if it is established to the satisfaction of the Plan Administrator that there is no spouse, the spouse cannot be located or such other circumstances exist as may be prescribed by Treasury regulations, or any rulings or other promulgations issued by the Internal Revenue Service.

6.5  Unallocated Participant or Beneficiary

If any amount which would otherwise be paid hereunder to a Participant or his or her Beneficiary remains unpaid solely because the Plan Administrator has not been able to locate the Participant or Beneficiary, as the case may be, after sending a certified letter, return receipt requested, to his or her last known address, and after further diligent effort, then such amount shall be forfeited and applied to reduce Employer Contributions. If any amount is forfeited because the Participant or Beneficiary cannot be located, such amount will be reinstated if a claim is made therefore by the Participant or Beneficiary.

6.6  Distribution Requirements

     A. General Rules - The requirements of this Section 6.06 shall apply to any distribution of a Participant's interest in the Plan, and shall control over any inconsistent provisions of this Plan.

     B. Commencement of Benefits - Unless the Participant elects otherwise, distribution of a Participant's Individual Account to the Participant must begin no later than 60 days after the last day of the Plan Year in which the latest of the following occurs:

     1.   he or she attains the earlier of Normal Retirement Age or age 65;

     2. the 10th anniversary of the date on which he or she became a Participant; or

     3.   he or she has a Termination of Employment.

However, if the Participant and (if applicable) his or her spouse fail to consent to the start of a distribution while the Participant's Individual Account is Immediately Distributable, the failure to so consent is treated as an election to defer the start of distribution, and the requirements of this
Section 6.06(B) are satisfied.

C.   Age 70 1/2 or Death -

     1. In General - Any distribution required under this Section 6.06(C) shall be determined and made in accordance with the requirements of
          Section 401(a)(9) of the Code and any applicable Treasury Regulations, including the incidental death benefit requirement under Section 401(a)(9)(G) of the Code and Section 1.401(a)(9)-2 of the proposed Treasury Regulations. These requirements are incorporated into this Plan by reference, to the extent not fully reflected below.

     2. Required Beginning Date - The entire interest of a Participant in the Plan must be distributed or begin to be distributed no later than by the Participant's "Required Beginning Date" (as defined in paragraph
          (6)(e) below).

     3. Limits on Distribution Periods - As of the first "Distribution Calendar Year" (as defined in paragraph (6)(b) below), the distribution of a Participant's interest in the Plan, if not made in the form of a single lump-sum payment, may only be made over one (or a combination) of the following periods:

     (a)  the life of the Participant;

     (b)  the life of the Participant and his or her Beneficiary;

     (c) a specified period not longer than the "Life Expectancy" (as defined in paragraph (6)(c) below) of the Participant; or

     (d) a specified period not longer than the "Joint Life and Last Survivor Expectancy" (as defined in paragraph (6)(c) below) of the Participant and his or her Beneficiary.

     4. Determination of Amount to be Distributed Each Year - If the Participant's interest in the Plan is not being distributed in the form of a single lump-sum payment, the following minimum distribution rules apply on or after the Participant's Required Beginning Date:

     (a)  Individual Account -

          (i) If the Participant's Individual Account is to be distributed over a period not longer than his or her Life Expectancy or the Joint Life and Last Survivor Expectancy of the Participant and his or her Beneficiary, the amount required to be distributed for each calendar year, beginning with the first Distribution Calendar Year, must not be less than the amount determined by dividing the "Participant's Benefit" (as defined in paragraph (6)(d) below) for that calendar year by the lesser of (I) the "Applicable Life Expectancy" (as defined in paragraph (6)(a) below) for that calendar year or (II) if his or her spouse is not the Beneficiary, the applicable divisor determined from the table contained in proposed Treasury Regulation Section 1.401(a)(9)-2, Q&A-4 in that Calendar Year.

          (ii) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date falls, must be made on or before December 31 of that Distribution Calendar Year.

     (b) Other Forms - If the Participant's interest in the Plan is distributed in the form of an annuity, the annuity payments shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the applicable Treasury Regulations.

     5.   Death Distribution Provisions -

     (a) Distribution Beginning Before Death - If the Participant dies after distribution of his or her Plan interest begins, the remaining portion of that interest must continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

     (b) Distribution Beginning After Death - If the Participant dies before distribution of his or her Plan interest begins, distribution of the Participant's entire Plan interest must be completed by December 31 of the calendar year containing the fifth anniversary of his or her death, except to the extent that an election is made to receive the distribution under clause (i) or (ii) below:

          (i) If the Participant's Plan interest is payable to a Beneficiary, distribution of such interest may be made over the life, or over a period certain not greater than the Life Expectancy, of the Beneficiary beginning by December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (ii) If the Participant's surviving spouse is the Beneficiary, distribution of the Participant's Plan interest is made as under
               (i) above, except that distribution is not required to begin until the later of (I) December 31 of the calendar year immediately following the calendar year in which the Participant died or (II) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     (c) If the Participant has not made an election under subparagraph (b) by the time of his or her death, the Beneficiary must elect the method of distribution no later than by the earlier of (x) December 31 of the calendar year in which distribution must begin under clause (i) or
          (ii) of subparagraph (b), whichever is applicable, or (y) December 31 of the calendar year which contains the fifth anniversary of the Participant's date of death. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, the distribution of the Participant's entire Plan interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (d) For purposes of subparagraph (b), if the Participant's spouse is the Beneficiary, and that spouse dies after the Participant but before payments to that spouse begin, the provisions of subparagraph (b), with the exception of clause (ii) thereof, shall apply as if the surviving spouse were the Participant.

     (e) For purposes of this paragraph (5), distribution of a Participant's Plan interest is considered to begin on the Participant's Required Beginning Date (or, if subparagraph (d) above is applicable, the date on which distribution is required to begin to the Participant's surviving spouse hereunder). However, if a distribution to the Participant irrevocably commences in the form of an annuity before the Required Beginning Date, the date that the distribution is considered to begin is the date on which the distribution actually commences.

     6. Definitions - The following definitions apply for purposes of this subsection (C):

     (a) Applicable Life Expectancy: The Life Expectancy (or Joint Life and Last Survivor Expectancy) for the applicable calendar year, calculated using the age of the Participant (and Beneficiary), as of the Participant's (and Beneficiary's) birthday in the applicable calendar year, reduced by one for each calendar year which has elapsed since the date Life Expectancy (or Joint Life and Last Survivor Expectancy) was first calculated. However, if Life Expectancy (or Joint Life and Last Survivor Expectancy) is being recalculated, the Applicable Life Expectancy for the applicable calendar year is the recalculated life expectancy in that calendar year.

     (b) Distribution Calendar Year: A calendar year for which a minimum distribution is required. The first "Distribution Calendar Year" is the calendar year immediately preceding the calendar year containing the Participant's Required Beginning Date.

     (c) Life Expectancy and Joint Life and Last Survivor Expectancy: Life expectancy and joint life and last survivor expectancy are computed using the expected return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

               Unless the Participant (or the Participant's spouse, if paragraph
               (5)(d) applies) otherwise elects by the time distribution is required to begin, the life expectancy or the joint life and last survivor expectancy, as applicable, is recalculated annually. Any such election is irrevocable for the Participant (or spouse) and applies to the calendar year in which it is made and for all subsequent calendar years. It is provided, however, that the life expectancy of a nonspouse Beneficiary may not be recalculated.

     (d)  Participant's Benefit:

               (i) The Vested portion of the balance of the Participant's Individual Account as of the last Valuation Date in the valuation calendar year (that is, the calendar year before the calendar year for which the Participant's Benefit is being determined), increased by the amount of any contributions and Forfeitures allocated to the Participant for the valuation calendar year after the last Valuation Date, and decreased by distributions or withdrawals made in the valuation calendar year after the last Valuation Date.

               (ii) Exception For Second Distribution Calendar Year - For
                    purposes of clause (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year is treated as if it had been made in the previous Distribution Calendar Year.

     (e)  Required Beginning Date:

               (i) General Rule - A Participant's "Required Beginning Date" shall be one of the following, as indicated in the Adoption
                    Agreement:

                    Option A - A Participant's Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                    Option B - A Participant's Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, except that the "Required Beginning Date" of any Participant (other than a 5% Owner), with respect to benefits which accrue after the later of the adoption date or the effective date of this

                    Option B, is the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant has a Termination of Employment.

                    Option C -A Participant's Required Beginning Date is the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant has a Termination of Employment, except that the "Required Beginning Date" of any Participant who is a 5% Owner is the April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2.

               (ii) Special Rules - If Option B or C in clause (i) above is elected in the Adoption Agreement, the following shall apply. If elected in the Adoption Agreement, any Participant who attained age 70 1/2 in a calendar year prior to 1997, but who did not have a Termination of Employment prior to January 1, 1997, may elect to stop any benefit payments which have begun under the Plan (other than under an annuity contract), but which are not yet required to be made under Option B or C, whichever has been elected, and have such payments recommence by April 1 of the calendar year following the calendar year in which the Participant has a Termination of Employment. There is either, as elected in the Adoption Agreement:

                    (x) a new annuity starting date upon recommencement, or

                    (y) no new annuity starting date upon recommencement.

                        In the case of a Participant who attained age 70 1/2, but did not incur a Termination of Employment, before January 1, 1997, and who does not make the election described above in this clause (ii) (or if such election is not made available under the Adoption Agreement) even though Option B or C is elected in the Adoption Agreement, the following shall apply. Such Participant's Required Beginning Date is (x) the April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2, if he or she attained age 70 1/2 before 1996, or (y) December 31, 1997 otherwise.

                        Notwithstanding the above, the Plan's "preretirement age 70 1/2 distribution provision" is eliminated only to the extent indicated in Option B or C, whichever has been elected, and only with respect to Participants who attain age 70 1/2 during a calendar year which begins after the later of December 31, 1998 or the date on which Option B or C is adopted. The Plan's "preretirement age 70 1/2 distribution provision" is a provision under which benefit payments commence during the period that (x) begins on or after January 1 of the calendar year in which a Participant attains age 70 1/2 and (y) ends April 1 of the immediately following calendar year.

     (f)  5% Owner:

               (i) 5% Owner - A Participant is treated as a 5% Owner for purposes of this Section 6.06 if he or she is a "5% Owner" as defined in Section 416(i)(1)(B)(i) of the Code (without regard to whether the Plan is a Top-Heavy Plan) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 70 1/2.

               (ii) Once distributions have begun to a 5% Owner under this
                    Section 6.06 they must continue to be made, even if the Participant ceases to be a 5% Owner in a subsequent Plan Year.

     7. Application of Proposed Regulations - With respect to distributions under the Plan made on or after the date determined by the Employer (the "Application Date"), the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001 (the "2001 Proposed Regulations"), notwithstanding any provision of the Plan to the contrary. It is provided, however, that the Application Date must be either (a) a date occurring during the calendar year 2001, or (b) the first day of a calendar year starting after December 31, 2001. If the Application Date occurs during calendar year 2001, then (1) if the total amount of required minimum distributions made to a Participant for 2001 prior to the Application Date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date or (2) if the total amount of required minimum distributions made to a Participant for 2001 prior to the Application Date are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This paragraph (7) shall continue in effect until the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

D.   Pre-1984 Elections -

     1. Notwithstanding the requirements of subsection (C) above, a Plan distribution on behalf of any Participant, including a Participant who is a 5% Owner (as defined in subsection (C)(6)(f)(i) above), may be made in accordance with the following requirements:

     (a) The distribution by the Plan is one which would not have disqualified the Plan under Section 401 (a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

     (b) The distribution follows a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by the Participant's Beneficiary;

     (c) That designation was in writing, signed by the Participant or the Beneficiary, and made before January 1, 1984;

     (d) The Participant had accrued a benefit under the Plan as of December 31, 1983; and

     (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution begins, the period over which distributions will be made, and, in the case of any distribution to be made upon the Participant's death, lists the Beneficiaries of the Participant in order of priority.

     2. A distribution upon the Participant's death will not be covered by this subsection (D) unless the information in the designation contains the required information described above for distributions to be made upon the death of the Participant.

     3. For any distribution beginning before January. 1, 1984, but continuing after December 31, 1983, the Participant, or the Beneficiary to whom the distribution is being made, is presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in paragraph (1)(a) and (e) above.

     4. If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code. If a designation is revoked after the date distributions are required to begin, the Plan must distribute, by the end of the calendar year after the calendar year in which the revocation occurs, the total amount not yet distributed that would have been distributed to satisfy Section 401(a)(9) of the Code if not for the pre-1984 designation. For calendar years beginning after December 31, 1988, these distributions must meet the minimum distribution incidental benefit requirements under Proposed Treasury Regulation Section 1.401(a)(9)-2. Any changes in the designation will generally be considered to revoke the designation. However, a mere substitution or addition of another Beneficiary (not named in the designation) under the designation will not be considered a revocation of the designation, if the substitution or addition does not change the period over which distributions are to be made under the designation, directly or indirectly (for example, by changing the relevant measuring life). If an amount is transferred or rolled over from one plan to another plan, the rules under Proposed Treasury Regulation Section 1.401(a)(9)-1, Q&A J-2 and Q&A J-3 will apply.

E.   Transitional Rules -

     1. Any living Participant who separated from employment with at least 10 Years of Vesting Service but who was not receiving benefits on August 23, 1984, and who had not been credited with at least one Hour of Service on or after said date and therefore would not have been covered by the qualifying annuity rules of this Article 6, must be given the opportunity to elect to have those rules apply if the Participant is credited with at least one hour of service under this Plan or a predecessor plan in a Plan Year starting on or after January 1, 1976.

     2. Any living Participant who was not receiving benefits on August 23, 1984, but who had at least one hour of service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph (4) below.

     3. The opportunities to make elections (as described in paragraphs (1) and (2) above) must be given to the appropriate Participants during the period starting on August 23, 1984, and ending on the date when Plan benefits would otherwise begin to be paid to them.

     4. Any Participant who has elected under paragraph (2), and any Participant who is described in paragraph (1) but does not elect under paragraph (1) or who meets the requirements of paragraph (1) except that the Participant does not have at least 10 Years of Vesting Service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if the benefits would have been payable in the form of a life annuity:

     (a) Automatic Joint and Survivor Annuity - If benefits in the form of a life annuity become payable to a married Participant who:

            (i) Begins to receive payments under the Plan on or after Normal Retirement Age; or

            (ii) Dies on or after Normal Retirement Age while still working for the Employer; or

            (iii) Begins to receive payments on or after the "Qualified Early
                  Retirement Age" (as defined in subparagraph (c) below); or

            (iv) Separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and then dies before beginning to receive those benefits;

          then those benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and ends not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

     (b) Election of Early Survivor Annuity - A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under that annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains Qualified Early Retirement Age, or (2) the date on which Plan participation begins, and ends on the date the Participant terminates employment with the Employer.

     (c)  For purposes of this paragraph (4):

            (i)   Qualified Early Retirement Age is the latest of:

                  (1) The earliest date, under the Plan, on which the
                      Participant may elect or receive retirement benefits;

                  (2) The first day of the 120th month beginning before the
                      Participant attains Normal Retirement Age; or

                  (3) The date the Participant begins participation in the Plan.

            (ii) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for life of the spouse as described in Section 6.02(A)(3) of the Plan.

F.   Safe Harbor Distribution Rules -

     1. This subsection (F) shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to "accumulated deductible employee contributions" as defined in Section 72(o)(5)(B) of the Code, which is maintained on behalf of a Participant in a money purchase pension plan, if the following conditions are satisfied: (a) the Participant does not or cannot elect payments in the form of a life annuity; and (b) on the death of a Participant, the Participant's Vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's Beneficiary. The surviving spouse may elect to have distribution of the Vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. This subsection (F) shall not be operative with respect to a Participant in a profit-sharing plan if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan or profit-sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and
          Section 417 of the Code. If this subsection (F) is operative, then the other provisions of Article 6, other than subsection (E), shall be inoperative.

     2. The Participant may waive the spousal death benefit described in this subsection (F) at any time provided that no such waiver shall be effective unless it satisfies the conditions of subsection 6.03(D)(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

     3. For purposes of this subsection (F), "Vested account balance" shall mean, in the case of a money purchase pension plan, the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit-sharing plan, "Vested account balance" shall mean the Participant's Vested Individual Account, taking into account the amount the proceeds of any life insurance policy on the Participant's Life.

G. Consent Not Required - Neither the consent of the Participant nor the Participant's Spouse is required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

6.7  Payments in Kind

The Plan Administrator may cause any distribution or withdrawal under this Plan to be made either in the form of assets actually held in the Fund, or in cash by converting Fund assets into cash, or in any combination thereof.

6.8  Annuity Contracts

Any annuity contract distributed under the Plan (if permitted or required by this Article 6) must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse must comply with the requirements of the Plan.

6.9  Loans to Participants

If the Adoption Agreement so indicates, a Participant may take a loan from the Fund, under the following rules:

A. Loans are made available to all Participants and Beneficiaries on a reasonably equivalent basis.

B. Loans are not made available to Participants who are Highly Compensated Employees in amounts greater than the amounts made available to other Participants.

C. Loans must be adequately secured and bear interest at a rate consistent with that which would be charged by commercial lenders for loans to unrelated parties made for similar purposes.

D. This subsection (D) applies if the Plan allows Individual Accounts to be distributed in the form of an annuity. A Participant must obtain the consent of his or her spouse, if any, to the use of the Participant's Individual Account as security for the loan. The spouse's consent must be obtained no earlier than 90 days before the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary Public. The consent is binding on the consenting spouse and on any future spouse with respect to that loan. A new consent is required if the Participant's Individual Account is used as security in connection with any renegotiation, extension, renewal or other revision of the loan.

E. If there is a default on the loan, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan. When such event occurs, the Participant's Individual Account, to the extent it is then securing the loan, shall be reduced as an offset against the Participant's obligations under the loan. In addition, the Plan Administrator shall take any commercially reasonable action it deems necessary or desirable to satisfy any remaining obligations under the loan.

F. No loan will be made to any "shareholder-employee" or Owner-Employee. (A "shareholder-employee" is an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(l) of the Code), on any day during the taxable year of that corporation, more than 5 % of the outstanding stock of the corporation).

G. Loans are not made to any individuals who are not "parties in interest" (as defined in Section 3 (14) of ERISA) with respect to the Plan.

H. Loan repayments may be suspended under this Plan as permitted by the Plan Administrator in its discretion, under Section 414(u)(4) of the Code.

I. A loan to the Participant from the Plan (the "New Loan"), when added to the aggregate outstanding balance of all previous loans to the Participant from this Plan and any other qualified plan maintained by the Employer (the "Old Loans"), may not exceed the lesser of: (a) $50,000, reduced by the excess (if any) of the highest aggregate outstanding balance of the Old Loans during the one-year period ending on the day before the date on which the New Loan is made over the aggregate outstanding balance of the Old Loans on such date, or (b) the greater of one-half of the value of the Vested Individual Account of the Participant or such value up to $10,000. For this purpose, the "Employer" shall include all Affiliated Companies.

J. The terms of the loan require that the loan repayment (principal and interest) be amortized in level payments, at least quarterly, over a period not longer than 5 years from the date on which the loan is made, unless the loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made), will be used as the Participant's principal residence, in which case the loan must be amortized in level payments, at least quarterly, over a period which is longer than 5 years, as determined by the Plan Administrator on a uniform and nondiscriminatory basis. An assignment or pledge of any portion of the Participant's interest in the Plan, and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, is treated as a loan under this Section 6.09.

K. The Plan Administrator shall establish and administer the loan program. In establishing the program, the Plan Administrator shall prepare a written loan program policy, which shall include, without limitation, all of the information pertaining to the program that is required by Section 2550.408-l(d)(2) of the PWBA regulations, and which shall be set forth in the summary plan description for the Plan. The loan program shall be administered in accordance with the rules set forth above, the loan program policy and with such other uniform and nondiscriminatory rules and regulations as the Plan Administrator may establish from time to time.

6.10 Direct Rollovers

A. This Section 6.10 applies to Plan distributions and withdrawals made or taken on or after January 1, 1993. Notwithstanding any Plan provision to the contrary, a "Distributee" (as defined in subsection (B)(3)) may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "Eligible Rollover Distribution" (as defined in subsection (B)(1)) of at least $500 paid directly to an "Eligible Retirement Plan" (as defined in subsection (B)(2)) specified by the Distributee in a "Direct Rollover" (as defined in subsection (B)(4)).

B.   Definitions -

     1. Eligible Rollover Distribution: Any payments, including a withdrawal, of all or any portion of the balance under the Plan to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

     (a) any payment that is part of a series of substantially equal periodic payments which are made not less frequently than annually, and which are made for either (i) the life (or life expectancy) of the Distributee, (ii) the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or (iii) a specified period of 10 years or more;

     (b) any payment to the, extent it is required to be made under Section 401(a)(9) of the Code;

     (c) the portion of any payment that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities);


     (d) any withdrawal after December 31, 1998 (or such later date as is established under Internal Revenue Service rulings, notices or other guidance) to the extent it consists of Elective Deferrals being withdrawn on account of hardship; and

     (e) any other payment(s) that is (are) reasonably expected to total less than $200 per year.

     2.   Eligible Retirement Plan:

     (a) An individual retirement account described in Section 408(a) of the Code,

     (b) an individual retirement annuity described in Section 408(b) of the Code,

     (c)  an annuity plan described in Section 403(a) of the Code, or

     (d)  a qualified plan described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. For an Eligible Rollover Distribution to a Participant's surviving spouse, an "Eligible Retirement Plan" is limited to an individual retirement account or individual retirement annuity.

     3. Distributee: A Distributee is (a) an Employee or former Employee, (b) the Employee's or former Employee's surviving spouse or (c) an Employee's or former Employee's spouse or former spouse who is an alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code).

     4. Direct Rollover: A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

6.11 Conversion of Money Purchase Plan to Profit Sharing Plan

If this Plan is a profit sharing plan, and was previously maintained as a money purchase plan which was converted, by amendment and restatement, into this profit sharing plan, then the account balances of each Participant attributable to employer contributions made to the Plan while the Plan was a money purchase plan shall be credited to a separate sub-account for such Participant to which no other contributions may be credited, called the Participant's "Conversion Sub-Account." The Conversion Sub-Account shall be subject to the same provisions of the Plan, and shall be treated as, a sub-account which reflects the Participant's Employer Contributions and Forfeitures except that (1) no withdrawal may be made from the Conversion Sub-Account by the Participant while he is an Employee, (2) any distribution from the Conversion Sub-Account shall be subject to the requirements of Sections 401(a)(11)(A), 41l(d)(6) and 417 of the Code and (3) if the conversion had resulted in a partial termination of the Plan, the Participant shall be fully Vested in the balance of his Conversion Sub-Account.

Article 7 - Claims Procedure
----------------------------

7.1  Claims Procedure

Any claim for benefits or other payments under the Plan shall be determined in accordance with the procedure set forth below. A claim for benefits or other payments may be filed by a Participant, a beneficiary of a Participant or the authorized representative of such Participant or beneficiary (the "claimant").

7.2  Initial Claim Determination

Any claim for benefits or other payments under the Plan shall be made by filing a written statement of such claim with the person or persons designated by the Plan Administrator to process and make initial determinations as to such claims. In the event such claim is denied in whole or in part, such person or persons shall notify the claimant of the denial within 90 days after the date on which the claim was filed. However, if the Plan Administrator determines that special circumstances require an extension of time for deciding the claim, the Plan Administrator shall furnish written notice of the extension to the claimant prior to the expiration of such 90-day period. This notice shall indicate the special circumstances requiring the extension, and the date by which the Plan expects to render the determination on the claim. If an extension is taken, and if the claim is denied in whole or in part, the person or persons who processed and denied the claim shall notify the claimant of the denial within 180 days after the date on which the claim was filed.

7.3  Initial Notification of Claim Denial

Any notification of a whole or partial denial of a claim shall be in writing, or shall be provided through an electronic medium in a manner which satisfies the requirements of the Department of Labor's regulations at 29 CFR
2520.104b-1(c)(1)(i), (iii) and (iv). Such notification shall set forth, in a manner calculated to be understood by the claimant:

(1)  the specific reason or reasons for the denial;

(2) reference to the specific provisions of the Plan on which the denial was based;

(3) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

(4) an explanation of the review procedure under Section 7.04, including a description of the time limits applicable to such procedure and a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse determination of the claim on review.

7.4  Review Procedure

A claimant whose claim is denied in whole or in part under Section 7.02 shall be entitled to have such denial reviewed by the Plan Administrator, by filing a written request for such review with the Plan Administrator within 60 days after his or her receipt of the notification of the claim denial under Section 7.03. The claimant may request and shall be provided, free of charge, reasonable access to, and copies of, all documents, records and other information which is relevant to the claim, and which is in the possession of the Plan Administrator or the Employer. The claimant may provide comments, documents, records and other information relating to the claim to the Plan Administrator to consider when reviewing the claim. Upon receipt of a request for a review of a denied claim, the Plan Administrator shall make a full and fair review of the claim. Such review shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether the same was submitted or considered in the initial claim determination.

7.5  Decision on Review

The Plan Administrator shall make a decision with respect to such claim, and shall notify the claimant of its decision, within 60 days after its receipt of the claimant's written request for review. However, if the Plan Administrator determines that special circumstances, such as the need to hold a hearing, require an extension of time for deciding the claim, the Plan Administrator shall provide a written notice of the extension to the claimant prior to the expiration of such 60-day period. This notice shall indicate the special circumstances requiring the extension, and the date by which the Plan expects to render the determination on review. If an extension is taken, the Plan Administrator shall notify the claimant of its decision on the claim within 120 days after the date on which the request to review the denial of the claim was filed. However, if the Plan Administrator determines that an extension is needed because the claimant must submit additional information in order for the Plan Administrator to make its determination on the claim, and the Plan Administrator requests such additional information from the claimant in the notification of extension, then the 120-day period for making the determination on review shall be tolled for the period which starts on the date on which such notification is sent to the claimant, and which ends on the date on which the claimant provides such additional information to the Plan Administrator.

7.6  Notification of Decision on Review

The notification of the Plan Administrator's decision on review shall be in writing, or shall be provided through electronic medium in a manner which satisfies the requirements described in Section 7.03. If the claim is denied, the notification shall set forth, in a manner calculated to be understood by the claimant:

(1)  the specific reason or reasons for the claim denial;

(2) reference to the specific Plan provisions on which the claim denial was based;

(3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which is relevant to the claim, and which is in the possession of the Plan Administrator or the Employer; and

(4) a statement of the claimant's right to bring an action with respect to the matter raised in the claim under Section 502(a) of ERISA.

The Plan Administrator shall provide the claimant with reasonable access to, and copies of, any documents, records and other information which the claimant is entitled to receive, as indicated in the notification.

7.7  Special Rules for Collectively Bargained Plans

If the Plan is established pursuant to a collective bargaining agreement, the provisions of this Article 7 shall not apply if such agreement sets forth or incorporates by specific reference:

(1) provisions concerning the filing of benefit claims and the initial disposition of benefit claims; and

(2) a grievance and arbitration procedure to which adverse benefit claim determinations are subject.

Alternatively, Sections 7.04, 7.05 and 7.06 above shall not apply if the collective bargaining agreement sets forth or incorporates by specific reference a grievance and arbitration procedure to which adverse benefit claim determinations are subject (but not provisions concerning the filing and initial disposition of benefit claims).

Article 8 - Plan Administrator

8.1  Employer is the Plan Administrator

A. The Employer is the Plan Administrator unless the Employer properly names a person or persons other than the Employer as the Plan Administrator and notifies the Trustee. The Employer is also the Plan Administrator if the named person or persons cease to be the Plan Administrator or refuse to perform the functions of the Plan Administrator. The Plan Administrator is a "named fiduciary" of the Plan (within the meaning of Section 402(a) of ERISA) with respect to the administration of the Plan.

B. If the Employer names a person or persons other than the Employer as Plan Administrator, that person or persons serves at the pleasure of the Employer and under whatever procedures are set by the Employer's managing body. Each Plan Administrator must be bonded, to the extent required by law.

8.2  Powers and Duties of the Plan Administrator

A. The Plan Administrator may, by appointment, allocate the duties of the Plan Administrator among several individuals or entities, but those appointments are not effective until the designated parties accept the appointments in writing.

B. The Plan Administrator has the exclusive authority to control and manage the operation and administration of the Plan. The Plan Administrator must administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in accordance with the specific terms of the Plan.

C. The Plan Administrator is charged with the duties of the general administration of the Plan, including, but not limited to, the following:

     1. To determine all questions of interpretation or policy in a manner consistent with the Plan's documents, and the Plan Administrator's good faith construction or determination is conclusive and binding on all persons. Any interpretation or construction must be nondiscriminatory and consistent with the intent that the Plan should be a qualified plan under Section 401(a) of the Code, and must comply with ERISA;

     2. To determine all questions relating to the eligibility of Employees to become or remain Participants;

     3. To compute the amounts necessary or desirable to be contributed to the Plan;

     4. To compute the amount and kind of benefits to which a Participant or Beneficiary is entitled under the Plan and to direct the Trustee with respect to all disbursements under the Plan, and when requested by the Trustee, to furnish the Trustee with instructions, in writing, on matters pertaining to the Plan and the Trustee may rely and act thereon;

     5.   To maintain all records necessary for the administration of the Plan;

     6. To be responsible for preparing and filing any disclosure and tax forms as may be required from time to time under the Code, ERISA or other applicable law by the Secretary of the Treasury, the Secretary of Labor or any other appropriate official with respect to the Plan; and

     7. To furnish each Employee, Participant or Beneficiary any notice, information and report under any circumstance required under the Code, ERISA or other applicable law.

     D. The Plan Administrator has all of the powers necessary or appropriate to accomplish its duties under the Plan, including, but not limited to, the following:

     1. To appoint and retain any persons as may be necessary or appropriate to carry out the functions of the Plan Administrator;

     2. To appoint and retain counsel, specialists or other persons that the Plan Administrator deems necessary, or advisable in the administration of the Plan;

     3.   To resolve all questions relating to the administration of the Plan;

     4. To establish any uniform and nondiscriminatory rules which the Plan Administrator deems necessary to carry out the terms of the Plan;

     5. To make any adjustments in a uniform and nondiscriminatory manner which the Plan Administrator deems necessary to correct any arithmetical or accounting errors which may have been made for any Plan Year; and

     6. To correct any defect or omission or reconcile any inconsistency in any manner and to any extent that the Plan Administrator deems necessary or appropriate to carry out the purposes of the Plan.

8.3  Expenses and Compensation

All reasonable expenses of Plan administration including, but not limited to, those involved in retaining necessary professional assistance may be paid from the assets of the Fund. Alternatively, the Employer may, in its discretion, pay those expenses. The Employer will furnish the Plan Administrator with any clerical and other assistance as the Plan Administrator may need in the performance of its duties.

8.4  Information from Employer

To enable the Plan Administrator to perform its duties, full and timely information must be provided to the Plan Administrator (or its designated agents) on all matters relating to the Compensation of Participants, their regular employment, retirement, death, Disability or Termination of Employment, and any other pertinent facts as the Plan Administrator (or its agents) may require. The Plan Administrator will advise the Trustee of any of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Administrator (or its agents) is entitled to rely on any information supplied by the Employer and will have no duty or responsibility to verify that information.

Article 9 - Amendment and Termination
-------------------------------------

9.1  Right of Prototype Sponsor to Amend the Plan

A. The Employer, by adopting the Plan, has delegated to the Prototype Sponsor the power, but not the duty, to amend the Plan without any further action or consent of the Employer. Specifically, Plan amendments may be made unilaterally by the Prototype Sponsor. However, except as otherwise provided by law, the Prototype Sponsor has no obligation to amend the Plan documents. The Employer shall timely and promptly furnish to the Prototype Sponsor copies of, or confirm or certify as to its adoption of, any amendments to the Plan or the Adoption Agreement required to be adopted by the Employer. The Employer agrees to take timely action required of the Employer with respect to any amendment to the Plan by the Prototype Sponsor necessary, in the Prototype Sponsor's sole judgment, to maintain the Plan as a qualified plan under Section 401(a) of the Code, and, upon the request of the Prototype Sponsor to confirm or certify its timely action with respect to any such amendment. The Employer expressly waives any rights or claims against the Prototype Sponsor for not exercising its power to amend. Each Employer has an obligation, and, by execution of the Adoption Agreement hereby agrees, to keep the Prototype Sponsor informed as to its current address, the cessation by the Employer of the use of this Plan as its plan and such other information as the Prototype Sponsor shall request. Any Employer who ceases using the services or facilities of the Prototype Sponsor, PW Trust Company or any of their affiliates in connection with the investment of the assets of its Plan will be deemed to have simultaneously ceased to so use this Plan.

B. The Prototype Sponsor may amend the Plan by giving written notice to the Employer of the amendment to be made, which notice can be given in any form and by any methods, such as by mail or by including a notice in materials regularly distributed by the Prototype Sponsor to customers generally. The notice must include the text of the amendment and the date the amendment is to be effective. The amendment is effective after that written notice, unless within the 30-day period after the notice is provided, or within any shorter period that the notice may specify, the Employer gives the Prototype Sponsor written notice of its refusal to consent to the amendment. That written notice of its refusal has the effect of withdrawing the Plan as a prototype plan and causes the Plan to be considered an individually-designed plan. The right of the Prototype Sponsor to cause the Plan to be amended terminates if the Plan ceases to be a prototype plan as provided in this or any other Plan Section.

9.2  Right of Employer to Amend the Plan

The Employer may (1) change any of the options it has selected in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when that language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans, and (3) add any model amendments published by the Internal Revenue Service that specifically provide that their adoption will not cause the Plan to be treated as individually-designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually-designed plan. The Employer amends dais Plan by action of its managing body sufficient to be the binding act of the Employer under applicable State law.

An Employer that wishes to amend the Plan to change any of the options it has selected in the Adoption Agreement must complete a new Adoption Agreement. That amendment becomes effective upon execution by the Employer.

The Employer further reserves the right to replace the Plan in its entirety by adopting a replacement plan.

9.3  Limitation on Power to Amend

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Individual Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this
Section 9.03, a Plan amendment which has the effect of decreasing a Participant's Individual Account balance, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Individual Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (1) and (2) below:

     1. The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

     2. The amendment is not effective unless the amendment provides that it shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

9.4  Amendment of Vesting Schedule

If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, or if the Plan is treated as if it were amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Vesting Service may elect, within the time identified below, to have his or her Vested percentage computed under the Plan without regard to such amendment.

For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding paragraph is applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where that language appears.

The period during which the election may be made begins with the date the amendment is adopted or deemed to be made and ends at the latest of:

A.   60 days after the amendment is adopted or deemed to be made;

B.   60 days after the amendment becomes effective; or

C. 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

9.5  Permanency

The Employer expects to continue this Plan and make the necessary contributions to it indefinitely, but reserves the right to terminate the Plan or any of its features.

9.6  Plan Termination Procedures

The Employer may terminate the Plan at any time by appropriate action of its managing body. The termination becomes effective on the date specified by the Employer. Until all of the assets have been distributed from the Fund, the Employer must keep the Plan in compliance with current laws and regulations by
(a) making appropriate amendments to the Plan and (b) taking other measures that may be required.

If the Plan is terminated, the Individual Account balances of the Participants shall be distributed in the time and manner determined by the Employer, subject to the applicable notice, election and consent requirements of Sections 401(a)(11), 411(a)(11) and 417 of the Code, and the restriction on distributions under Section 11.06(B)(1) of the Plan. However, if the Plan does not offer an annuity form of benefit payment, and if neither the Employer nor any of the Affiliated Companies maintain any defined contribution plan (other than an "employee stock ownership plan," as defined in Section 4975(e)(7) of the Code), then, if the employer so determines, each Participant's Individual Account balance shall be distributed to him or her, in the form of a single lump-sum payment, without the requirement that any consent be obtained.

9.7  Plan Continued by Successor Employer

Notwithstanding Section 9.06, a successor of the Employer may continue the Plan and be substituted in the place of the present Employer. The successor and the present Employer (or, if deceased, the executor of the estate of a deceased Self-Employed Individual who was the Employer) must execute a written instrument authorizing that substitution and the successor must complete and sign a new Adoption Agreement.

9.8  Failure of Plan Qualification

If the Plan fails to satisfy the qualification requirements under Section 401(a) of the Code, the Plan will no longer be considered to be part of a prototype plan, and the Employer may no longer participate under this prototype. If that happens, the Plan will be considered an individually-designed plan. If the Plan may no longer be a qualified plan under Section 401(a) of the Code, the Employer alone (and not the Prototype Sponsor) shall have the responsibility to correct the qualification failure.

Article 10 - Miscellaneous
--------------------------

10.1 State Community Property Laws

The terms and conditions of this Plan apply without regard to the community property laws of any State.

10.2 Headings

The headings of the Plan are only for convenience and are to be ignored in any construction of the Plan's terms.

10.3 Gender and Number

Words used in the masculine gender shall be read as if they were also used in tile feminine gender in all cases, except where the context clearly indicates otherwise, and words used in the singular form shall be read as if they were also used in the plural form, except where the context clearly indicates otherwise.

10.4 Plan Merger or Consolidation

If there is a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant must be entitled to receive benefits from the resulting plan immediately after the merger, consolidation, or transfer (as if the resulting plan had then terminated) equal to or greater than the benefits he or she would have been entitled to receive under this Plan immediately before the merger, consolidation, or transfer (if this Plan had then terminated). The Trustee has the authority to enter into merger agreements or agreements to transfer directly the assets of this Plan but only if those agreements are in accordance with the terms and provisions of this Plan and made with trustees or custodians of other retirement plans described in
Section 401(a) of the Code.

10.5 Terms of Employment

Nothing in this Plan gives an Employee, whether or not a Participant, any right to be employed by the Employer or to continue employment with the Employer, and nothing in this Plan limits the Employer's right to discharge an Employee.

10.6 Agreement Binds Heirs, Etc.

This Plan binds the heirs, executors, administrators, successors and assigns, as those terms apply to any and all Plan parties, present and future.

10.7 Determination of Top-Heavy Status

A. For any Plan Year beginning after December 31, 1983, this Plan is a Top-Heavy Plan if any of the following conditions exist as of the "Determination Date" (as defined in subsection (D)(3) below) for such Plan
     Year:

     1. If the "Top-Heavy Ratio" (as defined in subsection (C)) for this Plan exceeds 60% and this Plan is not part of any "Required Aggregation Group" (as defined in subsection (D)(1)) or "Permissive Aggregation Group" (as defined in subsection (D)(2));

     2. If this Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or

     3. If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

B. Key Employee - Any Employee or former Employee (and the Beneficiaries of that Employee) who, during any Plan Year in the "determination period" (as defined below), was (1) an officer of the Employer with "compensation" (as defined below) from the Employer which exceeds 50% of the dollar limit under Section 415(b)(1)(A) of the Code for such Plan Year; (2) an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Employer with compensation from the Employer which exceeds 100% of the dollar limit under Section 415(c)(1)(A) of the Code for such Plan Year; (3) a 5% Owner of the Employer; or (4) a 1% Owner of the Employer who has compensation from the Employer which exceeds $150,000 for such Plan Year. "Compensation" has the meaning assigned to such term under
     Section 406(i)(1)(D) of the Code. The "determination period" is the Plan Year containing the Determination Date in question and the 4 preceding Plan Years.

     The determination of who is a Key Employee shall be made in a manner which is consistent with Section 416(i)(1) of the Code and its Treasury Regulations.

C.   Top-Heavy Ratio -

     1. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date in question has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as applicable, is a fraction, the numerator of which is the sum of the account balances of all Key Employees under this Plan, or under the plans in such group, as applicable, as of such Determination Date, and the denominator of which is the sum of all account balances of all participants in this Plan, or under the plans in such group, as applicable, as of such Determination Date, both computed in accordance with Section 416 of the Code and its Treasury Regulations. Both the numerator and the denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the appropriate Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and its Treasury Regulations, and are further increased to reflect any amounts distributed in the 5-year period ending on the appropriate Determination Date.

     2. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date in question has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as applicable, is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the plans in such group, plus the present value of accrued benefits of all Key Employees in the plans in such group, as of such Determination Date, and the denominator of which is the sum of the account balances of all participants under the plans in such group, plus the present value of accrued benefits of all participants in the plans in such group, as of such Determination Date, all determined in accordance with Section 416 of the Code and its Treasury Regulations. The numerator and denominator of the Top-Heavy Ratio are increased in the manner described in paragraph (1) above.

     3. For purposes of paragraphs (1) and (2) above, the value of account balances under this Plan is determined as of the most recent Valuation Date of the Plan that falls in or ends with the 12-month period ending on the Determination Date in question. The value of account balances or accrued benefits under any plan which belongs to the same Required or Permissive Aggregation Group as this Plan is determined in the manner, and is taken into account as of the Determination Date, specified in said Treasury Regulations. The present value of accrued benefits shall be based on the interest and mortality rates specified in the Adoption Agreement. The account balances and accrued benefits of a participant (a) who is not a Key Employee but who was a Key Employee in a prior Plan Year, or (b) who has not been credited with at least one Hour of Service with the Employer at any time during the 5-year period ending on the appropriate Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account when making such calculation, is determined in accordance with Section 416 of the Code and its Treasury Regulations. Deductible Employee contributions are not taken into account in computing the Top-Heavy Ratio.

          The accrued benefit of a participant other than a Key Employee is determined under (a) the method, if any, that uniformly applies for benefit accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no uniform method, as if the benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

D.   Definitions -

     1. Determination Date: For any Plan Year after the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

     2. Employer: For purposes of this Section 10.07, the term "Employer" shall include the Affiliated Companies to the extent required by
          Section 416 of the Code and the Treasury regulations thereunder.

     3. Permissive Aggregation Group: The Required Aggregation Group and any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code at any time during the 5-year period ending on the Determination Date in question.

     4. Required Aggregation Group: (a) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date in question (regardless of whether the plan has terminated), and (b) any other qualified plan of the Employer which enables a plan described in
          (a) to meet the requirements of Section 401 (a)(4) or 410(b) of the Code at any time during said 5-year period.

     5. Valuation Date: For purposes of calculating the Top-Heavy Ratio, the valuation date of this Plan is the last day of each Plan Year.

10.8 Inalienability of Benefits

No benefit or interest available under this Plan is subject to alienation, anticipation, assignment, charge, encumbrance, pledge, sale or transfer, either voluntarily or involuntarily. The preceding sentence applies to any attempt to obtain any portion of a Participant's Plan benefits under a domestic relations order, unless that order is determined to be a qualified domestic relations order under Section 414(p) of the Code.

A domestic relations order cannot be a qualified domestic relations order unless it is entered on or after January 1, 1985. However, if a domestic relations order was entered before that date, the Plan Administrator:

     1. will treat the order as a qualified domestic relations order if the Plan Administrator is paying benefits under that order on that date, and

     2.   may treat the order as a qualified domestic relations order otherwise.

The rules of this Section 10.08 shall not apply to the extent provided in
Section 401(a)(13) of the Code.

10.9 No Duties or Responsibilities of Prototype Sponsor

Except as otherwise required by law, the Prototype Sponsor has no duties or responsibilities with respect to the adoption, operation or termination of this Plan or with respect to its administration, all of which are the sole responsibility of the Employer. Furthermore, no duties or responsibilities with respect to the Plan will be presumed or implied by reason of any services or facilities provided to the Plan, the Employer, the Trustee (whether or not an affiliate of the Prototype Sponsor) or any Participant by the Prototype Sponsor or any of its affiliates. Any forms of elections, notices, summary plan descriptions or other documents made available to the Employer by the Prototype Sponsor are only samples of forms of elections, notices, summary plan descriptions or other documents and are furnished by the Prototype Sponsor to the Employer to assist the Employer, along with its attorney or tax advisor, to prepare and timely distribute any such elections, notices, summary plan descriptions or other documents which the Employer is obligated to prepare and distribute as a result of the Employer's adoption, maintenance, operation or the termination of the Plan. No duties or responsibilities of the Prototype Sponsor for the preparation, adequacy or use of any such elections, notices, summary plan descriptions or other documents will be presumed or implied by reason of the furnishing of such sample elections, notices, summary plan descriptions or other documents to the Employer, nor does the Prototype Sponsor undertake any duties or responsibilities to either continue to provide such elections, notices, summary plan descriptions or other documents to the Employer or to advise the Employer of any changes in the applicable laws, rules or regulations which require any sample elections, notices, summary plan descriptions or other documents previously furnished to the Employer by the Prototype Sponsor to be changed or revised.

10.10 Governing Law

This Plan is interpreted and governed under the laws of the State of New York applicable to contracts to be performed entirely in that State, except to the extent ERISA supersedes the application of State law.

10.11 Right of Veterans

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

Article 11 - 401 (k) Provisions

In addition to Articles 1 through 10, the provisions of this Article 11 apply if the Employer establishes a 40l(k) cash or deferred arrangement (a "CODA") by completing and signing the appropriate Adoption Agreement.

11.1 Definitions

Capitalized words and phrases in this Article 11 have the following meanings unless previously defined in Article 1 or where the context clearly indicates otherwise:

A. Actual Deferral Percentage ("ADP"): For any specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in the group) of (1) the amount of Employer Contributions actually paid over to the Fund on behalf of each Participant for the Plan Year to (2) that Participant's 401(k) Compensation for that Plan Year (regardless of whether he or she was a Participant for the entire Plan
     Year). In calculating the ADP, Employer Contributions shall be: (1) any Elective Deferrals made under the Participant's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding (a) Excess Elective Deferrals of Participants who are not Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan, and (b) Elective Deferrals that are taken into account in the Average Contribution Percentage test (so long as the ADP test is satisfied both with and without including these Elective Deferrals), and (2) to the extent indicated in the Adoption Agreement, Qualified Nonelective Contributions and Qualified Matching Contributions. In determining the Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals is treated as a Participant on whose behalf no Elective Deferrals are made.

B. ACP Test Safe Harbor: The safe harbor, described in Section 11.05, for meeting the ACP test.

C. ADP Test Safe Harbor: The safe harbor, described in Section 11.05, for meeting the ADP test.

D. After-Tax Employee Contribution: Any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made.

E. Aggregate Limit: The sum of (1) 125 percent of the greater of (a) the prior Plan Year's ADP under the CODA of the Participants who were not Highly Compensated Employees for the prior Plan Year or (b) the ACP under the
     Section 401(m) arrangement for the Plan Year of such arrangement that begins with or within the prior Plan Year of the CODA of the Participants who were not Highly Compensated Employee for that Plan Year of the Section 401(m) arrangement, and (2) the lesser of (a) 200 percent of the lesser of such ADP or ACP or (b) 2 percent plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (1) above, and '"greater" is substituted for "lesser" after "200 percent of the" in 2(a) above and after "2 percent plus the" in (2)(b) above, if the substitutions would result in a larger Aggregate Limit. If current year testing has been elected in the Adoption Agreement then, in calculating the Aggregate Limit for a particular Plan Year, the current Plan Year's ADP and ACP of the Participants who are not Highly Compensated Employees for the current Plan Year is used.

F. Average Contribution Percentage ("ACP"): The average of the Contribution Percentages of the Eligible Participants in a group.

G. Contributing Participant: A Participant who has enrolled as a Contributing Participant under Section 11.02 and on whose behalf the Employer is contributing Elective Deferrals to the Plan.

H. Contribution Percentage: The ratio (expressed as a percentage) of a Participant's Contribution Percentage Amounts to his or her 401(k) Compensation for the Plan Year (regardless of whether he or she was a Participant for the entire Plan Year).

I. Contribution Percentage Amounts: "The sum of the After-Tax Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not counted for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Contribution Percentage Amounts do not include Matching Contributions forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. If selected in the Adoption Agreement, Qualified Nonelective Contributions may be included in the Contribution Percentage Amounts. Also, if selected in the Adoption Agreement, Elective Deferrals may be included in the Contribution Percentage Amounts, so long as the ADP test is passed before the Elective Deferrals are used in the ACP test and continues to be passed after excluding any Elective Deferrals that are used to meet the ACP test.

J. Elective Deferrals: Any Employer contributions made to the Plan (and, where the text of the Plan expressly requires, any other qualified plan of the Employer or any Affiliated Company) at the election of the Participant, instead of cash compensation, including contributions made under a salary reduction agreement or other deferral mechanism. For any taxable year, for purposes of determining a Participant's "Excess Elective Deferrals" (as defined in subsection (N) below), a Participant's Elective Deferrals is the sum of all employer contributions made on behalf of the Participant under an election to defer under any CODA (as described in Section 401(k) of the Code), any SIMPLE IRA (described in Section 408(p) of the Code) (for taxable years beginning after 1996), any salary reduction simplified employee pension (as described in Section 408(k)(6) of the Code), any eligible deferred compensation plan under Section 457 of the Code and any plan described under Section 501(c)(18) of the Code, and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code (or such Employer contributions to a custodial account under Section 403(b)(7) of the Code) under a salary reduction agreement. Elective Deferrals do not include any deferrals properly distributed as excess annual additions.

     In the case of a standardized plan, and to the extent indicated in the Adoption Agreement of a non-standardized plan, Elective Deferrals will be made from cash bonuses.

     A Participant's Elective Deferrals under this Plan and any other qualified plan maintained by the Employer or any Affiliated Company, during any taxable year, cannot exceed the dollar limit of Section 402(g) of the Code in effect at the beginning of that taxable year.

     Elective Deferrals do not count towards satisfying the Top-Heavy Plan minimum allocation requirement of Section 3.01(E).

K. Eligible Participant: Any Employee who is eligible to make an After-Tax Employee Contribution or an Elective Deferral (if the Employer takes those contributions into account in the calculation of the Contribution Percentages), or to receive a Matching Contribution (including any Forfeitures) or a Qualified Matching Contribution. If an After-Tax Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if he or she made an After-Tax Employee Contribution is treated as an Eligible Participant on behalf of whom no After-Tax Employee Contributions are made.

     An Employee's eligibility to make Elective Deferrals under a CODA may not be conditioned upon the completion of more than one (1) Year of Eligibility Service or the attainment of more than age twenty-one (21). An Employee's eligibility to receive Matching Contributions, Qualified Matching

     Contributions, or Qualified Nonelective Contributions may be conditioned upon the completion of up to two (2) Years of Eligibility Service. No contributions or benefits (other than Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

L.   Excess Aggregate Contributions: For any Plan Year, the excess of:

     1. The total Contribution Percentage Amounts counted in computing the numerator of the Contribution Percentages actually made on behalf of Highly Compensated Employees for that Plan Year, less

     2. The maximum Contribution Percentage Amounts permitted by the ACP test for that Plan Year (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the Highly Compensated Employee with the largest Contribution Percentage).

     Excess Aggregate Contributions are determined only after determining Excess Elective Deferrals under subsection (N) and then determining Excess Contributions under subsection (M).

M.   Excess Contributions: For any Plan Year, the excess of:

     1. The total amount of Employer Contributions taken into account in computing the ADP of Highly Compensated Employees for that Plan Year, less

     2. The maximum amount of Employer Contributions permitted by the ADP test for that Plan Year (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the Highly Compensated Employee with the highest ADP).

N. Excess Elective Deferrals: Any Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limit under that Code section. A Participant's Excess Elective Deferrals attributable to contributions of the Employer are treated as annual additions under the Plan unless such amounts are distributed no later than by the April 15 following the close of the Participant's taxable year in which the excess arises.

O. 401(k) Compensation: This term shall mean "compensation" within the meaning of Section 415(c)(3) of the Code. An Employer may elect to reduce 401(k) Compensation by all of the following items: reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits. Further, for Plan Years beginning after December 31, 1997, the Employer may elect to exclude from 401(k) Compensation any amount which is contributed to a plan or arrangement by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. For Plan Years beginning before January 1, 1998, the Employer may elect to include all of the items described in Treasury Regulation Section 1.414(s)- 1(c)(4) in 40l(k) Compensation. In the case of any non-standardized plan, the Employer may elect to further adjust 401(k) Compensation in any manner which is permitted by the Treasury regulations under Section 414(s)(3), and which will not cause 401(k) Compensation to fail to be described in Section 414(s) of the Code. The amount of any Participant's 401(k) Compensation which is taken into account under the Plan for a Plan Year shall be subject to the limitation of Section 401(a)(17) of the Code in effect for such year.

P. Matching Contribution: An Employer contribution made to this Plan on behalf of a Participant on account of an After-Tax Employee Contribution made by the Participant, or on account of a Participant's Elective Deferrals.

     Matching Contributions do not count towards satisfying the Top-Heavy Plan minimum allocation requirement described in Section 3.01(E), except as the applicable Treasury Regulations otherwise permit.

Q.   Qualified Matching Contributions (sometimes referred to as "QMACs"):
     Matching Contributions subject to the distribution and nonforfeitability requirements under Section 401(k) of the Code when made.

R.   Qualified Nonelective Contributions (sometimes referred to as "QNECs"):
     Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer under this Plan and allocated to Participants' Individual Accounts under the Plan that (i) the Participants may not elect to receive in cash until distributed from the Plan, (ii) are nonforfeitable when made and (iii) are distributable only under the distribution provisions that apply to Elective Deferrals and Qualified Matching Contributions.

S. Safe Harbor Matching Contributions: Matching Contributions which the Employer elects to make in the Adoption Agreement to meet the ADP Test Safe Harbor.

T. Safe Harbor Nonelective Contributions: Contributions, other than Matching Contributions, which the Employer elects to make in the Adoption Agreement to meet the ADP Test Safe Harbor.

U. Safe Harbor Rules: The rules described in Section 11.05 of the Plan under which the Plan can meet the ADP Test Safe Harbor and, if applicable, the ACP Test Safe Harbor.

11.2 Participation

A.   Enrolling As A Participant -

     1. Each Employee who becomes a Participant may enroll as a Contributing Participant. A Participant is eligible to enroll as a Contributing Participant on the Entry Date as of which he or she enters the Plan. If a Participant does not enroll at that time, he or she may enroll on the first day of any later Plan Year, or, if the Plan Administrator permits in a uniform and nondiscriminatory manner, on any later Entry Date. A Participant who wishes to enroll as a Contributing Participant must complete, sign and file with the Plan Administrator, within a reasonable time prescribed by the Plan Administrator before the date of enrollment, (a) an election form, indicating by percentage or dollar figure (up to the limitation (if any) indicated in the Adoption Agreement), the amount of Compensation that the Participant wishes to defer under the Plan (an "Elective Deferral election"), and (b) a salary reduction agreement.

     2. In addition to the times specified in paragraph (1) above, the Plan Administrator has the authority to designate, in a nondiscriminatory manner, other enrollment times during the 12-month period beginning on the Effective Date so that an orderly first enrollment can be completed. If Elective Deferrals are made from cash bonuses, Participants will be given a reasonable period of time before the payment of those bonuses to elect to defer part or all of those bonuses under the Plan.

B.   Changing An Elective Deferral Election -

     A Contributing Participant may change his or her Elective Deferral election, so as to increase (up to the limitation (if any) indicated in the Adoption Agreement) or decrease the amount of his or her Compensation deferred under the Plan. A change may only be made as of the first day of a Plan Year, or as of any other more frequent date(s) indicated in the Adoption Agreement for changes to Elective Deferral elections. A Contributing Participant must complete, sign and file a new Elective Deferral election form with the Plan Administrator within a reasonable time prescribed by the Plan Administrator before the change is to become effective.

C.   Withdrawal As A Contributing Participant -

     A Participant may withdraw as a Contributing Participant as of the last day preceding any Entry Date (or as of any other date if the Plan Administrator so permits in a uniform and nondiscriminatory manner) by revoking his or her authorization to the Employer to make Elective Deferrals on his or her behalf. A Participant who wishes to withdraw as a Contributing Participant must give a written notice of withdrawal to the Plan Administrator at least 30 days (or any shorter period of days as the Plan Administrator permits in a uniform and nondiscriminatory manner) before the effective date of withdrawal. A Participant stops being a Contributing Participant on his or her Termination of Employment or on termination of the Plan.

D.   Return As A Contributing Participant After Withdrawal -

     A Participant who has withdrawn as a Contributing Participant under subsection (C) above may not again become a Contributing Participant until the first day of the first Plan Year after the effective date of his or her withdrawal as a Contributing Participant or as of any other date if the Plan Administrator permits it, in a uniform and nondiscriminatory manner. To again become a Contributing Participant, the Participant must complete, sign and file with the Plan Administrator a new Elective Deferral election and a new salary reduction agreement within a reasonable time prescribed by the Plan Administrator before such new election and agreement become effective.

E. Negative Elections - If the Plan provides negative elections for Elective Deferrals under the Adoption Agreement, the following shall apply.

     1. A "negative election" is an election to make Elective Deferrals which a Participant is deemed to make if he or she fails to enroll in the Plan, or fails to elect not to make Elective Deferrals, by the start of the first payroll period after the Entry Date as of which he or she becomes a Participant.

     2. Within a reasonable time prior to the Entry Date as of which an individual becomes a Participant, the Participant will be provided with a notice which explains the negative election, the Participant's right to elect not to make Elective Deferrals, and his or her right to revoke, at any time, a negative election that has become effective, including an explanation as to how any such election or revocation is made. A Participant shall be given a reasonable period of time before the start of the first payroll period after such Entry Date to elect not to make Elective Deferrals. If a negative election becomes effective with respect to a Participant, the Participant will be notified annually of the amount of Elective Deferrals being made on his or her behalf under the negative election and the Participant's right to revoke the negative election at any time, including an explanation as to how such revocation is made.

     3. If a Participant does not enroll as a Contributing Participant, and does not file an election not to make Elective Deferrals, by the start of the first payroll period that begins after the Entry Date referred to in paragraph (2) above, the Participant will automatically be treated as if he or she had so enrolled, in accordance with subsection
          (A) above, prior to the start of such payroll period, and had elected to make Elective Deferrals in the amount indicated for a negative election in the Adoption Agreement. Notwithstanding any other provision of the Plan to the contrary, the Participant may revoke a negative election at any time by notifying the Plan Administrator in writing. A revocation will become effective as of the start of the first payroll period that begins on or after the date on which such revocation is made. After a revocation of a negative election has been made, a Participant may thereafter make an Elective Deferral election, in the manner described in subsection (A) for an initial Elective Deferral election.

F. Use of Electronic Media - If the Plan Administrator so permits (and subject to such rules as the Plan Administrator may have promulgated), any Participant may use an electronic medium to communicate to the Plan Administrator (or any service provider designated by the Plan Administrator to receive such communication) any change in his or her Elective Deferral election, any notice of withdrawal as a Contributing Participant, or any revocation of a negative election for Elective Deferrals in lieu of a paper form or notice.

11.3 Contributions

A.   Employer Contributions -

     Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions will be made by the Employer and allocated to Participants in accordance with the Adoption Agreement.

B.   After-Tax Employee Contributions -

     If elected in the Adoption Agreement, a Participant may make After-Tax Employee Contributions to the Plan, without regard to Section 3.02, up to the amounts indicated in the Adoption Agreement. To the extent indicated in the Adoption Agreement, After-Tax Employee Contributions will be suspended following any in-service withdrawal which includes such contributions.

11.4 Nondiscrimination Testing

A.   Actual Deferral Percentage Test

     1.   Limits on Highly Compensated Employees

          Prior Year Testing - The Actual Deferral Percentage ("ADP") for a Plan Year of the Participants who are Highly Compensated Employees for that Plan Year and the ADP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

     (a) The ADP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year must not be greater than the ADP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     (b) The ADP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year must not be greater than the ADP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 2, and the ADP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year is not more than 2 percentage points greater than the ADP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year.

               For the first Plan Year for which the Plan permits any Participant to make Elective Deferrals (if this Plan is not a successor plan), for the purpose of the foregoing tests, the prior Plan Year's ADP of the Participants who were not Highly Compensated Employees for the prior Plan Year shall be 3 percent, unless the Employer elects in the Adoption Agreement to use (in lieu of the prior year's ADP) the first Plan Year's ADP of the Participants who are not Highly Compensated Employees for the first Plan Year, or unless current year testing has been elected in the Adoption Agreement. The determination of whether a Plan Year is the "first Plan Year" or whether the Plan is a "successor plan," for these purposes shall be made in accordance with Internal Revenue Service Notice 98-1 or any other applicable guidance.

               Current Year Testing - If current year testing is elected in the Adoption Agreement, the ADP tests in (a) and (b) above will be applied by comparing the ADP for the current Plan Year of the Participants who are Highly Compensated Employees for the current Plan Year with the ADP for the current Plan Year of the Participants who are not Highly Compensated Employees for the current Plan Year. Once made, the election to use current year testing can be changed only as set forth in Notice 98-1 (or superseding guidance).

     2.   Special Rules -

     (a) A Participant is, or is not, as applicable, a Highly Compensated Employee for a particular Plan Year if he or she meets, or fails to meet, the definition of "Highly Compensated Employee" in effect under the Plan for that Plan Year.

     (b) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions, or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more CODAs maintained by the Employer or any Affiliated Company is determined as if the Elective Deferrals (and, if applicable, the Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more such plans or CODAs, that have different plan years, all such plans or CODAs ending with or within the same calendar year are treated as a single arrangement; however, certain plans (and the CODAS in these plans) shall be treated as separate if they are mandatorily disaggregated under Treasury Regulations under Section 401(k) of the Code.

     (c) If this Plan satisfies the requirements of Section 401(k), 401(a)(4), or 410(b) of the Code only when considered together with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only when considered together with this Plan, then subsection (A)(1) is applied by determining the ADP of Employees as if all the plans were one plan. For the purpose of so applying subsection
          (A)(1), unless current year testing has been elected in the Adoption Agreement, the ADP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year will be adjusted as set forth in Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year and use the same ADP testing method.

     (d) In order to count for the ADP test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must actually be paid to the Plan before the end of the Plan Year immediately following the Plan Year to which such contributions relate. However, if prior year testing has been elected, QNECs or QMACs may not count as Elective Deferrals of Participants who are not Highly Compensated Employees unless such QNECs or QMACs are credited to the Individual Accounts of such Participants as of any date in the Plan Year for which the ADP of such Participants is being determined, and are actually paid to the Plan by the close of the following Plan Year.

     (e) The Employer must maintain records to demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in the test.

     (f) If the Plan Administrator determines that it is not likely that the ADP test will be satisfied for a particular Plan Year unless certain steps are taken prior to the end of the Plan Year, the Plan Administrator may require Contributing Participants who are Highly Compensated Employees to reduce their Elective Deferrals for the Plan Year in order to pass the test. The Plan Administrator may take similar actions if it anticipates that the Employer will not be able to deduct all Employer Contributions for Federal income tax purposes.

     (g) The determination and treatment of the ADP amounts of any Participant must satisfy any other requirements prescribed by the Secretary of the Treasury.

B.   Limits on After-Tax Employee Contributions and Contributions -

     1.   Limits on Highly Compensated Employees

          Prior Year Testing - The Average Contribution Percentage ("ACP") for a Plan Year of the Participants who are Highly Compensated Employees for that Plan Year and the ACP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

     (a) The ACP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year must not be greater than the ACP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

     (b) The ACP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year must not be greater than the ACP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 2, and the ACP for the Plan Year of the Participants who are Highly Compensated Employees for that Plan Year is not more than 2 percentage points greater than the ACP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year.

               For the first Plan Year for which the Plan permits any Participant to make After-Tax Employee Contributions, provides for Matching Contributions, or both (if this Plan is not a successor plan), for the purpose of the foregoing tests, the prior Plan Year's ACP of the Participants who were not Highly Compensated Employees for the prior Plan Year shall be 3 percent, unless the Employer elects in the Adoption Agreement to use (in lieu of the prior year's ACP) the first Plan Year's ACP of the Participants who are not Highly Compensated Employees for the first Plan Year, or unless current year testing has been elected in the Adoption Agreement. The determination of whether a Plan Year is the "first Plan Year", or whether the Plan is a "successor plan", for these purposes shall be made in accordance with Internal Revenue Service Notice 98-1 or any other applicable guidance.

               Current Year Testing - If current year testing is elected in the Adoption Agreement, the ACP tests in (a) and (b) above will be applied by comparing the ACP for the current Plan Year of the Participants who are Highly Compensated Employees for the current Plan Year with the ACP for the current Plan Year of the Participants who are not Highly Compensated Employees for the current Plan Year. Once made, the election to use current year testing can be changed only as set forth in Notice 98-1 (or superseding guidance).

     2.   Special Rules -

     (a) A Participant is, or is not, as applicable, a Highly Compensated Employee for a particular Plan Year if he or she meets, or fails to meet, the definition of "Highly Compensated Employee" in effect under the Plan for that Plan Year.

     (b) If one or more Highly Compensated Employees participate in both a CODA and an Employer plan subject to the ACP test and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of the Highly Compensated Employees who also participate in a CODA are reduced in the manner described in Section 11.06(G)(1) until the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced is treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. The Aggregate Limit will not apply if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP, respectively, of the Participants who are not Highly Compensated Employees.

     (c) The Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have

          Contribution Percentage Amounts allocated to his or her accounts under two or more plans described in Section 401(a) of the Code, or two or more CODAs, that are maintained by the Employer or any Affiliated Company is determined as if all those Contribution Percentage Amounts were made under a single plan or arrangement. If a Highly Compensated Employee participates in two or more such plans or CODAs that have different plan years, all such plans or CODAs ending with or within the same calendar year are treated as a single arrangement; however, certain plans (and the CODAs in those plans) shall be treated as separate if they are mandatorily disaggregated under Treasury Regulations under Section 401(m) of the Code.

     (d) If this Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only when considered together with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only when considered together with this Plan, then subsection (B)(1) is applied by determining the Contribution Percentage of Employees as if all the plans were one plan. For the purpose of so applying subsection (B)(1), unless current year testing has been elected in the Adoption Agreement, the ACP for the prior Plan Year of the Participants who were not Highly Compensated Employees for the prior Plan Year will be adjusted as set forth in Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy
          Section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing method.

     (e) In determining the Contribution Percentages, After-Tax Employee Contributions are considered to have been made to the Plan in the Plan Year in which they are contributed to the Fund. Matching Contributions and Qualified Nonelective Contributions must actually be paid to the Plan before the end of the Plan Year immediately following the Plan Year to which such contributions relate. However, if prior year testing has been elected, QNECs may not count as Contribution Percentage Amounts of Participants who are not Highly Compensated Employees unless such QNECs are credited to the Individual Accounts of such Participants as of any date in the Plan Year for which the ACP of such Participants is being determined, and are actually paid to the Plan by the close of the following Plan Year.

     (f) The Employer must maintain records to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in the test.

     (g) The determination and treatment of the Contribution Percentage of any Participant must satisfy any other requirements prescribed by the Secretary of the Treasury.

C. Effective Dates - The provisions of this Section 11.04 are effective for any Plan Year beginning on or after January 1, 1997. For Plan Years which begin prior to said date, the nondiscrimination tests set forth in Sections 401(k)(3) and 401(m) of the Code, prior to amendment by the Small Business Job Protection Act of 1996 (P.L. 104-188), shall apply.

11.5 Safe Harbor Rules

A. ADP Test Safe Harbor - The Plan will satisfy the ADP Test Safe Harbor for a Plan Year if (x) the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, (y) the Employer actually makes such contributions to the Plan for such year, in such amounts, and on behalf of such Participants, as are indicated in the Adoption Agreement and (z) the following requirements are met for such year:

     1. The Employer furnishes, for such Plan Year, a written notice to each Participant who is eligible to make Elective Deferrals for such year, stating his or her rights and obligations under the Plan. At a minimum, this notice shall describe:

     (a) The formula selected in the Adoption Agreement for providing either Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions;

     (b) The Elective Deferrals and any other contributions that may be made under the Plan;

     (c) The type and amount of compensation which may be deferred under the Plan;

     (d) How and when to make, change or revoke Elective Deferral elections, including a description of the period available to make, change or revoke such elections under paragraph (3) below; and

     (e) The withdrawal and vesting provisions which apply to the contributions made under the Plan.

          For a Plan Year that begins before January 1, 2000, the notice will not fail to satisfy the foregoing content requirement merely because it fails to include all of listed items, provided that the notice satisfies a reasonable good faith interpretation of the notice requirements of Section 401(k)(12) and 401(m)(10) of the Code.

          Further, notwithstanding the above, the notice for any Plan Year may provide the information described in subparagraph (b) (other than as to Elective Deferrals), (c) and (e) above by reference to the relevant portions of a summary plan description for the Plan that has been provided (or concurrently is provided) to the Participants, instead of by setting forth such information in the text of notice itself. However, such notice must describe the Safe Harbor Matching Contribution formula or Safe Harbor Nonelective Contribution formula used under the Plan, and state that the contributions made under said formula (as well as Elective Deferrals) are fully vested when made to the Plan. In addition, such notice must provide information which will help a Participant obtain additional information about the Plan (including an additional copy of the summary plan description).

     2. The notice described in paragraph (1) must be so furnished within a reasonable period before the beginning of such Plan Year, or, in the case of a Participant who first becomes eligible to make Elective Deferrals on any date during such year, within a reasonable period before such date. This requirement is deemed to be satisfied if the notice is furnished at least 30 days, and no more than 90 days, before the beginning of such Plan Year, or, in the case of a Participant who first becomes eligible to make Elective Deferrals after the 90th day before the beginning of such Plan Year, no later than, and no more than 90 days before, the day on which the Participant first becomes so eligible. Notwithstanding the foregoing, for a Plan Year that begins before April 1, 1999, the notice need not be provided until March 1, 1999. In addition, if the first Plan Year during which the Employer will apply the Safe Harbor Rules is the Plan Year which begins on or after January 1, 2000, and on or before June 1, 2000, the notice need not be given to any Participant on or before May 1, 2000. In lieu of furnishing the notice in written paper form, the Employer may furnish the notice through an electronic medium, in accordance with the applicable Treasury regulations and IRS rulings, notices and announcements.

     3. Notwithstanding ,any election made in the Adoption Agreement, or any other provision of the Plan to the contrary, a Participant may make, change or revoke an Elective Deferral election at any time during any reasonable period, established by the Plan Administrator, immediately after the Participant receives the notice described in paragraph (1). For the purpose of the preceding sentence, a 30-day period shall be deemed to be a reasonable period.

     4. For purposes of this subsection (A), a Participant shall be treated as eligible to make Elective Deferrals for a Plan Year, if he or she would be so eligible but for a suspension of, or any limitation imposed on the amount of, his or her Elective Deferrals under the Plan.

     If the Plan satisfies the ADP Test Safe Harbor for any Plan Year, the Plan shall automatically be treated as satisfying the ADP test for such year, and the provisions of the Plan, and any elections made in the Adoption

     Agreement, pertaining to the ADP test shall not apply for Such year. If the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, but fails to make such contributions, or otherwise fails to satisfy the ADP Test Safe Harbor, for any Plan Year to which such election applies (except pursuant to Section 11.05(C)(9)), the Employer must correct such failure in accordance with Revenue Procedure 2001 - 17 or the applicable successor Revenue Procedure.

B. ACP Test Safe Harbor -The Plan will satisfy the ACP Test Safe Harbor for a Plan Year if the following requirements are met for such year:

     1.   The Plan satisfies the ADP Test Safe Harbor for such Plan Year.

     2. The Matching Contributions made under the Plan for such Plan Year satisfy at least one of the following:

     (a) If the matching contribution formula in Option 1 of Section IX(a)(3) of the Adoption Agreement has been elected, (i) the Employer makes Safe Harbor Matching Contributions to the Plan in accordance with such formula, and (ii) no other Matching Contributions are made to the Plan.

     (b) If the matching contribution formula in Option 2 of Section IX(a)(3) of the Adoption Agreement has been elected, (i) the Safe Harbor Matching Contributions under such formula are made only with respect to a Participant's Elective Deferrals which do not exceed 6% of his or her 401(k) Compensation, (ii) the Employer makes Safe Harbor Matching Contributions to the Plan in accordance with such formula, and (iii) no other Matching Contributions are made to the Plan.

     (c) Under the terms of the Plan, for such Plan Year, (i) Matching Contributions are not made with respect to any Participant's After-Tax Employee Contributions or Elective Deferrals which, in the aggregate, exceed 6% of his or her 401(k) Compensation, (ii) the rate of Matching Contributions does not increase as the rate of After-Tax Employee Contributions or Elective Deferrals increases, and (iii) at any rate of After-Tax Employee Contributions or Elective Deferrals, the rate of Matching Contributions for any Participant who is a Highly Compensated Employee is not higher than the rate of Matching Contributions for any Participant who is not a Highly Compensated Employee.

     If the Plan satisfies the ACP Test Safe Harbor for any Plan Year, the Plan shall automatically be treated as satisfying the ACP test as to Matching Contributions for such year, and the provisions of the Plan, and any elections made in the Adoption Agreement, pertaining to the ACP test as to Matching Contributions shall not apply for such year. If the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions, but fails to satisfy the ADP Test Safe Harbor for any Plan Year to which such election applies (except pursuant to Section 11.05(C)(9)), the Employer shall not be treated as having satisfied the ACP Test Safe Harbor for that Plan Year and must correct such failure in accordance with Revenue Procedure 2001 - 17 or the applicable successor Revenue Procedure.

C.   Special Rules - The following rules shall apply for the purpose of this
     Section 11.05.

     1. This Section 11.05 shall not apply in any Plan Year which begins before January 1, 1999. Notwithstanding the above, for any Plan Year beginning on or after January 1, 2000, the Plan will not satisfy the ACP Test Safe Harbor for such year if the Plan provides for Matching Contributions made at the Employer's discretion on behalf of any Participant which could, for such year, exceed a dollar amount which is at least equal to 4% of his or her 401(k) Compensation.

     2. Any Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions must be allocated to the Participants' accounts as of a date within the Plan Year to which such contributions relate, and must actually be paid to the Plan within twelve months after the close of such year. Matching Contributions are treated as covered under the ACP

          Test Safe Harbor only if they are allocated to the Participants' accounts as of any date within the Plan Year to which such contributions relate, are actually paid to the Plan within twelve months after the close of such year, and are made with respect to Elective Deferrals or After-Tax Employee Contributions which relate to such year.

     3. Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions must meet the ADP Test Safe Harbor and, where applicable, the ACP Test Safe Harbor without regard to permitted disparity under Section 401(1) of the Code.

     4. Any Matching Contributions, which are covered by the Safe Harbor Rules for a Plan Year, may be made to the Plan either (a) with respect to such Plan Year as a whole, or (b) separately with respect to the Elective Deferrals made for each payroll period, or with respect to the Elective Deferrals made for all payroll periods ending with or within each month or quarter, within such Plan Year (the "Payroll Period Method"). If the Payroll Period Method is used, however, any such Matching Contributions, made with respect to Elective Deferrals or After-Tax Employee Contributions that are made during a Plan Year quarter beginning after May l, 2000, must be contributed to the Plan by the last day of the following Plan Year quarter. In addition to the foregoing, either (i) the amount of any such Matching Contributions made with respect to a Participant's Elective Deferrals for such Plan Year cannot be affected by the amount of that Participant's After-Tax Employee Contributions for such year or (ii) any such Matching Contributions must be made with respect to the sum of a Participant's Elective Deferrals and After-Tax Employee Contributions for such Plan Year under the same terms as such Matching Contributions are made with respect to that Participant's Elective Deferrals for such year.

     5. Safe Harbor Nonelective Contributions may be treated as "Employer Contributions" for the purpose of satisfying the top-heavy minimum contribution requirements. In addition, Safe Harbor Nonelective Contributions, which are made to the Plan on behalf of any Participant for a Plan Year for which the ADP Test Safe Harbor is satisfied, may be treated as Qualified Nonelective Contributions to the extent they
          (i) exceed 3% of the Participant's 401(10 Compensation, (ii) are needed to satisfy the ACP Test for such year and (iii) satisfy the applicable requirements of Section 1.401 (m)- 1 (b)(5) of the Treasury regulations.

     6. If, for any Plan Year, the Plan satisfies the ACP Test Safe Harbor but permits After-Tax Employee Contributions, or satisfies the ADP Test Safe Harbor but not the ACP Test Safe Harbor, then for such Plan Year, the Plan must satisfy the ACP Test with respect to such After-Tax Employee Contributions, or with respect to any After-Tax Employee Contributions and Matching Contributions, as applicable, in the following manner. Current year testing must be used for the ACP test. However, in applying the ACP test, the Employer may elect to disregard, with respect to all Participants, (a) if the ACP Test Safe Harbor is satisfied, all Matching Contributions, or (b) otherwise, all Matching Contributions made on behalf of any Participant that do not exceed 4% of the Participant's 401(k) Compensation. In addition, Elective Deferrals may not be treated as Matching Contributions for the purpose of the ACP test.

     7. If, for any Plan Year, the Plan satisfies the ADP Test Safe Harbor, or both the ADP Test Safe Harbor and the ACP Test Safe Harbor, then the multiple use test of Section 1.401(m)-2 of the Treasury regulations, and the rules in Code Section 401(k) and 401(m) and the underlying Treasury Regulations which pertain to the aggregation and disaggregation of plans, or of any qualified cash or deferred arrangements within a single Plan, shall be applied in the manner set forth in Internal Revenue Service Notice 98-52 (or any successor authority).

     8. To apply the ADP Test Safe Harbor and, if applicable, the ACP Test Safe Harbor for a Plan Year, prior to the beginning of such year the Employer must adopt and execute an Adoption Agreement in which it elects to make either Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions to the Plan for such year.

          The preceding paragraph shall not apply to the extent set forth in
          Section XI.B. of Internal Revenue Service Notice 98-52 and Internal Revenue Service Rev. Proc. 99-23, regarding the remedial amendment period applicable to the incorporation of the Safe Harbor Rules. In addition, unless otherwise indicated in the Adoption Agreement, the Employer may, during a Plan Year, elect to apply the Safe Harbor Rules for such Plan Year by making Safe Harbor Nonelective Contributions, if the following requirements are satisfied:

     (a) The Employer makes such election, by appropriate action of its managing body, by no later than 30 days before the final day of such Plan Year.

     (b) Instead of describing the formula for providing Safe Harbor Nonelective Contributions, the notice given to Participants before the beginning of the Plan Year under subsection (A)(1) must indicate that
          (i) the Employer may elect, during the Plan Year, to make a Safe Harbor Nonelective Contribution equal to 3 percent of pay to the Plan for such year on behalf of each Participant, and (ii) if the Employer makes this election, a supplemental notice will be given to Participants at least 30 days prior to the last day of the Plan Year informing them that such election has been made.

     (c) A supplemental notice must be provided to all Participants, by no later than 30 days prior to the last day of such Plan Year, stating that a 3 percent Safe Harbor Nonelective Contribution will be made to the Plan for that year on behalf of each Participant.

     (d) The Employer must actually make the Safe Harbor Nonelective Contributions to the Plan for such year, and the Plan must otherwise meet all of the requirements in this Section 11.05 for qualifying for the ADP Test Safe Harbor for such Plan Year.

          If the Employer makes this election for any Plan Year, and the foregoing requirements are satisfied for such year, the Plan will be treated as satisfying the ADP Test Safe Harbor (and, if applicable, the ACP Test Safe Harbor) for such year. Any such election made for a Plan Year shall not apply to the following Plan Year, unless the Employer again makes the election during such following Plan Year.

     9. Unless otherwise indicated in the Adoption Agreement, the Employer may, at any time during a Plan Year, elect to reduce or stop Safe Harbor Matching Contributions with respect to Elective Deferrals made for the remainder of such Plan Year, if the following requirements are satisfied:

     (a) The Employer makes such election by appropriate action of its managing body. The election must specify the extent to which the Safe Harbor Matching Contributions are to be reduced or stopped, and the date as to which such election will be effective (the "Effective Date"). For these purposes, the election is treated as being effective as of a date if the Elective Deferrals made for the first payroll period that begins on or after such date are subject to the reduction or stoppage of Safe Harbor Matching Contribution specified in the election. The Effective Date cannot be earlier than the later of (i) 30 days after the date on which the Participants are given the supplemental notice in (b) below or (ii) the date on which the election is made by the Employer.

     (b) A supplemental notice is given to all Participants explaining the consequences of the election and informing them of the Effective Date, and that they have a reasonable opportunity (including a reasonable period) to change their Elective Deferral elections and, if applicable, their After-Tax Employee Contribution elections prior to the Effective Date.

     (c) Participants are given a reasonable opportunity (including a reasonable period) prior to the Effective Date to make the changes described in (b) above.

     (d) For the Plan Year which includes the Effective Date, the ADP test and, if applicable, the ACP test will be performed and satisfied for the entire Plan Year using the current year testing method.

     (e) All of the requirements in this Section 11.05 for qualifying for the ADP Test Safe Harbor and, if applicable, the ACP Test Safe Harbor are satisfied through the Effective Date.

          Any such election made for a Plan Year shall not apply to the following Plan Year, unless the Employer again makes the election during such following Plan Year.

     10. Unless otherwise indicated in the Adoption Agreement, the Safe Harbor Rules will not apply, for a Plan Year, to any Participant who has not attained age 21, or who has not completed at least one Year of Eligibility Service, by the close of such year. In any Plan Year in which the Safe Harbor Rules will not so apply, Section 410(b) of the Code will be applied separately to the portion of the Plan which benefits the Participants described in the preceding sentence in accordance with Section 410(b)(4), and the Elective Deferrals and any Matching Contributions of such Participants for such Plan Year must pass the ADP test and ACP test for such year, disregarding the Participants who benefit under the other portion of the Plan.

     11. If indicated in the Adoption Agreement, any Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions shall be made to the qualified defined contribution plan (the "other plan") specified in the Adoption Agreement, instead of to this Plan, if the following requirements are met:

     (a) each Employee eligible to participate in this Plan is also eligible to participate in the other plan,

     (b) the other plan has the same plan year as this Plan (except as otherwise provided in Internal Revenue Service Notice 98-52),

     (c) this Plan is a nonstandarized plan or a plan that is paired with the other plan, and

     (d) under the other plan, the contributions will be subject to the same vesting requirements and restrictions on distributions and withdrawals as they would have been if they had been made to this Plan.

     12. If a CODA is first added to the Plan during a Plan Year, and the Plan is an existing defined contribution plan at the time of such addition, the Plan will be treated as satisfying the Safe Harbor Rules as to the CODA for such year, provided that (a) the Plan is not a "successor plan" (within the meaning of Internal Revenue Service Notice 98-1),
          (b) the CODA is made effective no later than 3 months prior to the final day of such Plan Year and (c) the requirements of this Section
          11.05 are otherwise satisfied for the period which begins on the effective date of the CODA, and which ends on the final day of such year. Similar rules shall apply to Matching Contributions which are first added to the Plan at the same time as the CODA is added, provided that, at such time, the Plan is an existing defined contribution plan.

11.6 Distribution and Withdrawal Provisions

A.   General Rule -

     Distributions and withdrawals from the Plan are subject to the provisions of Article 6 and the provisions of this Article 11. If there is a conflict between the provisions of Article 6 and Article 11, the provisions of this
     Article 11 will control.

B.   Distribution and Withdrawal Requirements -

     Elective Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions, and the income allocable to each, may not be distributed to or withdrawn by a Participant prior to the Participant's Termination of Employment, death or Disability.

     These amounts may also be distributed or withdrawn after:

     1. Termination of the Plan without the establishment of another defined contribution plan by the Employer or any Affiliated Company, other than an "employee stock ownership plan" (as defined in Section 4975(e)(7) of the Code), a "simplified employee pension" (as defined in Section 408(k) of the Code) or a "SIMPLE IRA Plan" (as defined in
          Section 408 (p) of the Code);

     2. The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of that corporation, if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring the assets;

     3. The disposition by a corporation to an unrelated entity of that corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with that subsidiary;

     4.   If elected in the Adoption Agreement, the attainment of age 59 1/2; or

     5. If elected in the Adoption Agreement, the hardship of the Participant as described in subsection (C).

     Each of these distributions or withdrawals is subject to any applicable notice, election and consent requirements of Sections 401 (a)(11), 411(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988 which are triggered by any of the events described in items 1, 2 or 3 of this subsection (B) must be made in the form of a lump sum.

C.   Hardship Withdrawals -

     1. General - If elected in the Adoption Agreement, Elective Deferrals (and any earnings which are attributable to Elective Deferrals and which were credited to a Participant's Individual Account as of the later of December 31, 1988, or the end of the last Plan Year ending before July 1, 1989) may be withdrawn by a Participant in the event that the Participant needs such withdrawal to meet a "hardship." For this purpose, a "hardship" is the immediate and heavy financial need the Participant.

     2.   Special Rules -

     (a) Only the following are treated by the Plan as an immediate and heavy financial need: expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Participant, or the Participant's spouse or dependents; the purchase (excluding mortgage payments) of a principal residence for the Participant; payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents; or the need to prevent the eviction of the Participant from, or a foreclosure of the mortgage on, the Participant's principal residence.

     (b) A withdrawal will be treated as needed to meet a hardship of the Participant only if:

               (i) The Participant has received all distributions and withdrawals, other than hardship withdrawals, and all nontaxable loans under all plans of the Employer and the Affiliated Companies;

               (ii) All plans of the Employer and the Affiliated Companies provide that the Participant's Elective Deferrals (and any other elective contributions) will be suspended for 12 months after the withdrawal is received;

               (iii) The amount of the withdrawal is not greater than the amount of the immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal); and

               (iv) Al1 plans of the Employer and the Affiliated Companies prohibit the Participant from making Elective Deferrals for the Participant's taxable year immediately following the Participant's taxable year in which the withdrawal is taken in excess of (x) the limit under Section 402(g) of the Code for that taxable year less (y) the amount of the Participant's Elective Deferrals for the Participant's taxable year in which the withdrawal is taken.

     If the withdrawal is made, the suspension described in (ii) above, and the prohibition described in (iv) above, will apply under this Plan.

D.   Withdrawals of After-Tax Employee Contributions -

     1. If elected in the Adoption Agreement, a Participant may withdraw all or a portion of his Individual Account attributable to After-Tax Employee Contributions. The rules set forth in Section 6.01(B)(4) of the Plan shall apply to a request for any such withdrawal.

E.   Distribution of Excess Elective Deferrals -

     1. General Rule - A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator by the following April 15, or by such earlier date specified in the Adoption Agreement, of the amount of the Excess Elective Deferrals to be assigned to this Plan. The Participant will be treated as if he or she had notified the Plan Administrator of any Excess Elective Deferrals arising only from Elective Deferrals under this Plan and other plans of the Employer or any Affiliated Company.

          Regardless of any other Plan provision, Excess Elective Deferrals assigned to this Plan, as adjusted for earnings and losses, will be distributed to the Participant on or before the April 15 following the taxable year in which they arose.

     2. Determination of Earnings or Loss - Excess Elective Deferrals assigned to this Plan are adjusted for earnings and losses only until the end of the taxable year preceding or coinciding with the date of distribution, unless the Employer elects in the Adoption Agreement to have them adjusted for earnings and losses through the date of distribution. The earnings or loss allocable to each Participant's Excess Elective Deferrals assigned to this Plan is: (1) earnings or loss allocable to the Participant's Elective Deferral sub-account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Elective Deferrals assigned to this Plan for the year and the denominator of which is the Participant's Individual Account balance at the close of the year attributable to Elective Deferrals, without regard to any earnings or loss occurring during that taxable year, plus (2) if the Adoption Agreement indicates that earnings and losses through the date of distribution are to be paid out, 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of that month.

F.   Distribution of Excess Contributions -

     1. General Rule - Regardless of any other Plan provision, Excess Contributions, as adjusted for earnings and losses, will be distributed on or before the last day of each Plan Year to Participants to whose Individual Accounts those Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the highest amounts of Employer contributions taken into account in calculating the ADP test for the Plan Year in which the excess arises, beginning with the

          Highly Compensated Employee with the highest such amount, and continuing in descending order until all the Excess Contributions have been allocated. For the purpose of the preceding sentence, the "highest amount" is determined after any Excess Elective Deferrals have been distributed to Participants. If the Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which they arose, a 10-percent excise tax will be imposed on the Employer on the amount of the Excess Contributions. Excess Contributions (including the amounts recharacterized) are treated as "annual additions" under the Plan.

     2. Determination of Earnings or Loss - Excess Contributions are adjusted for earnings and losses only until the end of the Plan Year preceding or coinciding with the date of distribution, unless the Employer elects in the Adoption Agreement to have them adjusted for earnings and losses through the date of distribution. The earnings or loss allocable to each Participant's Excess Contributions is: (1) earnings or loss allocable to the Participant's Elective Deferral sub-account (and the Qualified Nonelective Contribution sub-account and/or the Qualified Matching Contribution sub-account if QNECs and/or QMACs are included in the ADP test for the year) for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator of which is the Participant's Individual Account balance at the close of the year attributable to Elective Deferrals (and QNECs and/or QMACs, if QNECs and/or QMACs are included in the ADP test for the year), without regard to any earnings or loss occurring during that Plan Year, plus
          (2) if the Adoption Agreement indicates that earnings and losses through the date of distribution are to be paid out, 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of that month.

     3. Accounting for Excess Contributions - Excess Contributions allocated to a Participant are distributed from the Participant's Elective Deferral sub-account and Qualified Matching Contribution sub-account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions so allocated are distributed from the Participant's Qualified Nonelective Contribution sub-account only to the extent that the Excess Contributions exceed the balance in the Participant's Elective Deferral sub-account and Qualified Matching Contribution sub-account attributable to contributions made for the year.

G.   Distribution of Excess Aggregate Contributions -

     1. General Rule - Regardless of any other Plan provision, Excess Aggregate Contributions, as adjusted for earnings and losses, are forfeited, to the extent they are forfeitable under the Adoption Agreement, or distributed, to the extent they are not forfeitable under the Adoption Agreement, no later than the last day of each Plan Year to Participants to whose Individual Accounts those Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the highest Contribution Percentage Amounts taken into account in calculating the ACP test for the Plan Year in which the excess arises, beginning with the Highly Compensated Employee with the highest such amount, and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For the purpose of the preceding sentence, the "highest amount" is determined after any Excess Contributions have been recharacterized under subsection (H). If the Excess Aggregate Contributions are distributed more than 21/2 months after the last day of the Plan Year in which they arose, a 10-percent excise tax will be imposed on the Employer on the amount of the Excess Aggregate Contributions. Excess Aggregate Contributions are treated as "annual additions" under the Plan.

     2. Determination of Earnings or Loss - Excess Aggregate Contributions are adjusted for earnings and losses only until the end of the Plan Year preceding or coinciding with the date of distribution, unless the Employer elects in the Adoption Agreement to have them adjusted for earnings and losses through the date of distribution. The earnings or loss allocable to each Participant's Excess Aggregate Contributions is: (1) earnings or loss allocable to the Participant's After-Tax Employee Contribution sub-account, Matching Contribution sub-account, Qualified Matching Contribution sub-account (if any, and if all amounts therein are not used in the ADP test) and, if QNECs and/or Elective Deferrals were used in the ACP test for the year, Qualified Nonelective Contribution sub-account and/or Elective Deferral sub-account for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Individual Account balance at the close of the year attributable to Contribution Percentage Amounts for that year, without regard to any earnings or loss occurring during the Plan Year, plus (2) if the Adoption Agreement indicates that earnings and losses through the date of distribution are to be paid out, 10% of the amount determined under
          (I) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if the distribution occurs after the 15th of the month.

     3. Forfeitures of Excess Aggregate Contributions - Forfeitures of Excess Aggregate Contributions are either reallocated to the accounts of Contributing Participants who are not Highly Compensated Employees or applied to reduce Employer Contributions, as indicated in the Adoption Agreement.

     4. Accounting for Excess Aggregate Contributions - Excess Aggregate Contributions are forfeited, to the extent they are forfeitable under the Adoption Agreement, or distributed, to the extent they are not forfeitable under the Adoption Agreement, ratably from the Participant's After-Tax Employee Contribution sub-account, Matching Contribution sub-account, and Qualified Matching Contribution sub-account (and, if QNECs and/or Elective Deferrals were used in the ACP test for the applicable year, the Participant's Qualified Nonelective Contribution sub-account and/or Elective Deferral sub-account).

H.   Recharacterization -

     A Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. These recharacterized amounts remain Vested. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that those amounts in combination with other After-Tax Employee Contributions made by that Highly Compensated Employee would exceed any stated Plan limit on After-Tax Employee Contributions.

     Recharacterization must occur no later than 21/2 months after the last day of the Plan Year in which the Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee was informed in writing of the amount recharacterized and the consequences of that recharacterization. Recharacterized amounts will be taxable to the Participant for the Participant's taxable year in which the Participant would have received them in cash.

11.7 Vesting

A.   Certain Contributions are 100% Vested -

     The Participant's accrued benefit attributable to Elective Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, After "Tax Employee Contributions, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions is 100% Vested.

B.   Forfeitures and Vesting of Matching Contributions -

     Matching Contributions, other than Qualified and Safe Harbor Matching Contributions, become Vested according to the vesting schedule, or as otherwise indicated, in the Adoption Agreement. Such Matching Contributions always become fully Vested at Normal Retirement Age (if the Participant is then an Employee) or upon any other event described in Section 6.01(C)(3).

     Matching Contributions, other than Excess Aggregate Contributions, become Forfeitures in the manner described in Section 6.01(F). Such Forfeitures are applied or allocated in the manner indicated in the Adoption Agreement for any other amounts which become Forfeitures under that Section.

11.8 Other Rules

A. Sub-Accounts - Any Elective Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, Safe Harbor Matching Contributions, Safe Harbor Nonelective Contributions and After-Tax Employee Contributions made hereunder shall be maintained in a separate fully Vested sub-account under the Participant's Individual Account.

B. 415 Limits - For purposes of Section 3.05 of the Plan, any Elective Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions made hereunder shall be treated as "Employer Contributions", and any After-Tax Employee Contributions made hereunder shall be treated as "Employee contributions."

11.9 Effective Time of CODA

The provisions of the CODA may be made effective as of the first day of the Plan Year in which the CODA is adopted. However, under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

Article 12 - Provisions Reflecting the Economic
Growth and Tax Relief Reconciliation Act of 2001
------------------------------------------------

12.1 General

The provisions of this Article Twelve (a) are intended to reflect the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (the "Act") which apply to this Plan, and (b) shall apply notwithstanding any provision in Article One to Article Eleven to the contrary.

12.2 Limits on Elective Deferrals

In applying the second paragraph of Section 11.01(J) for any taxable year beginning after December 31, 2001, the phrase "the Applicable Dollar Limit for such taxable year" shall be substituted for the phrase "the dollar limit of
Section 402(g) of the Code in effect at the beginning of that taxable year". For these purposes, the "Applicable Dollar Limit" for any taxable year beginning after December 31, 2001 and before January 1, 2007 shall be the amount set forth below:

        Taxable Year                  Applicable
        Starting In:                Dollar Limit:
--------------------------------------------------------
            2002                       $11,000
            2003                       $12,000
            2004                       $13,000
            2005                       $14,000
            2006                       $15,000

For any taxable year starting after December 31, 2006, the "Applicable Dollar Limit" shall be $15,000, as increased by the cost-of-living adjustment, if any, in effect for such year under Section 402(g)(4) of the Code.

12.3 Catch-Up Contributions

A. Eligibility And Amount - For any taxable year starting after December 31, 2001, an "Eligible Participant" for such year may elect to have contributions, in addition to any elective deferrals, made to the Plan out of his Compensation on a pre-tax basis. Such contributions shall be referred to hereinafter as "Catch-Up Contributions." An "Eligible Participant", for any taxable year, is any Participant who has attained at least age 50 by the end of such year, and for whom no additional elective deferrals may be made to the Plan for such year. The amount of Catch-Up Contributions made to the Plan on behalf of any Participant, for any taxable year, may not exceed the lesser of (1) the "Applicable Dollar Amount" for such year, or (2) the excess, for such year, of the Participant's 415 Compensation (as that term is defined in Section 3.05(E)(7)) over his elective deferrals. The "Applicable Dollar Amount", for any taxable year beginning after ]December 31, 2001 and before January 1, 2007, shall be the amount set forth below:

        Taxable Year                  Applicable
        Starting In:                Dollar Limit:
---------------------------------------------------------
            2002                        $1,000
            2003                        $2,000
            2004                        $3,000
            2005                        $4,000
            2006                        $5,000

     For any taxable year starting after December 31, 2006, the "Applicable Dollar Amount" shall be $5,000, as increased by the cost-of-living adjustment, if any, in effect for such year under Section 414(v)(2)(C) of the Code. No matching contribution shall be made with respect to any Catch-Up Contribution. Catch-Up Contributions shall not be subject to any limitation of Section 3.05 or Article Eleven (or any limitation on the amount of elective deferrals), and shall not be taken into account in applying any such limitation to any other contribution. No Catch-Up Contribution shall be 'taken into account when applying the minimum allocation requirements of Section 3.01(E)(1), or shall be used to satisfy such requirements.

B. Elections - An Eligible Participant may elect to have Catch-Up Contributions made to the Plan on his behalf on a form obtained from and filed with the Plan Administrator. Such form must be so filed by the Eligible Participant prior to the start of the first pay period for which Compensation will be reduced to make the Catch-Up Contributions under such election, or by such earlier time as the Plan Administrator may prescribe for the filing of such form. The Plan Administrator may, in its discretion, prescribe any other procedure for making Catch-up contributions that complies with the requirements of Section 401(a) and (k) and 414(v) of the Code.

C. Catch-up Contributions Sub-Account - The Plan Administrator shall establish and maintain a separate sub-account for each Participant on whose behalf any Catch-Up Contribution is made to the Plan. All Catch-up Contributions made to the Plan on behalf of a Participant shall be credited to such sub-account. A Participant's interest in such sub-account shall be fully vested and nonforfeitable at all times. In addition, such sub-account shall be valued and adjusted as described in Article Four, and shall otherwise be treated in the same manner as any other sub-account maintained under the Plan.

12.4 12.04 Vesting of Regular Matching Contributions

Effective in any Plan Year which starts after December 31, 2001, the portion of a Participant's Individual Account which is attributable to "Regular Matching Contributions" (as defined below) must vest at least as rapidly as under one of the following two schedules.

Schedule 1
----------

          Years of                      Vested
      Vesting Service                 Percentage
---------------------------------------------------------
             0                             0%
             1                             0%
             2                            20%
             3                            40%
             4                            60%
             5                            80%
             6                           100%


Schedule 2
----------

          Years of                      Vested
      Vesting Service                 Percentage
---------------------------------------------------------
             0                            0%
             1                            0%
             2                            0%
             3                           100%


If the vesting schedule which would apply under the Plan to amounts attributable to Regular Matching Contributions in the absence of this Section 12.04 (the "Pre-Act Schedule") does not satisfy either Schedule 1 or Schedule 2, then
Schedule 1 shall apply to amounts attributable to Regular Matching Contributions if, under the Pre-Act Schedule, a Participant does not attain 100% vesting until he or she completes at least six Years of Vesting Service, and Schedule 2 will apply to such amounts otherwise; provided, however, that the Vested Percentage for any number of Years of Vesting Service in Schedule 1 or Schedule 2, whichever will apply, shall be increased, as needed, so that such Vested Percentage shall not be less than the Vested Percentage that the Participant would attain under the Pre-Act Schedule upon completing such number of Years of Vesting Service.

For purposes of this Section 12.04, a "Regular Matching Contribution" shall be any Matching Contribution other than a QMAC or a Safe Harbor Matching Contribution.

12.5 Hardship Withdrawals

In the case of a hardship withdrawal made under Section 11.06(C) after December 31, 2001, "6 months" shall be substituted for "12 months" in Section 11.06(C)(2)(b)(ii), and Section 11.06(C) (2)(b)(iv) shall not apply. Also, in the case of any Participant who takes a hardship withdrawal under Section 11.06(C), such Participant may not make any Catch-Up Contributions to the Plan for a period of 6 months following his receipt of such withdrawal.

12.6 New Distributable Event

A Participant's elective deferrals, QNECs, QMACs and Catch-Up Contributions, and any earnings attributable to such contributions, may be distributed, after December 31, 2001, on account of the Participant's severance from employment. However, any such distribution shall be subject to the other provisions of the Plan regarding distributions, other than any provision that requires a separation from service before such distribution may be made.

12.7 Multiple Use Test

For any Plan Year starting after December 31, 2001, (a) the, Aggregate Limit in
Section 11.01(E) shall not apply, (b) Section 11.04(B)(2)(b) is deleted, and (c) the phrase "the multiple use test of Section 1.401(m)-2 of the Treasury regulations, and" in Section 11.05(C)(7) is deleted.

12.8 Compensation Limit

In applying Section 1.09 for each Determination Period which starts after December 31, 2001, the amount of Compensation taken into account under the Plan for any Participant shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect on the January 1 of a calendar year applies to any Determination Period beginning in that calendar year.

12.9 Section 415 Limit

For any Limitation Year starting after December 31, 2001, the amount "$40,000" shall be substituted for the amount "$30,000" in Section 3.05(E)(3), and the percentage "100%" shall be substituted for the percentage "25%" in Section 3.05(E)(11)(b).

12.10 Cash-Outs

For purposes of determining whether a Participant's consent is required with respect to a distribution to be made after December 31, 2001, the balance of the Participant's sub-account for rollover contributions shall be disregarded in determining whether the Vested portion of the balance of the Participant's Individual Account exceeds $5,000 under Section 6.01(A)(3) or 6.03(I3.

12.11 Direct Rollovers

In the case of a distribution or withdrawal made by or from the Plan after December 31, 2001, the following shall apply.

A withdrawal shall not be treated as an Eligible Rollover Distribution for purposes of Section 6.10(B)(1), to the extent that it is made by reason of hardship. Also, for purposes of Section 6.10(B)(1), a portion of a distribution or withdrawal shall not fail to be an Eligible Rollover Distribution merely because that portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred (in a Direct Rollover) only to (a) an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or (b) a qualified defined contribution plan described in Section 40l(a) or 403(a) of the Code which agrees to separately account for the amount so transferred, including separately accounting for the portion of such amount which is includible in gross income and the portion of such amount which is not so includible.

Section 6.10(B)(2) shall be applied by (1) treating any eligible deferred compensation plan which is described in Section 457(b) of the Code and which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code, or any annuity contract which is described in Section 403(b) of the Code,


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that will accept, and in the case of any such eligible deferred compensation plan will agree to separately account for, a Direct Rollover of a Distributee's distribution or withdrawal as an "Eligible Retirement Plan," and (2) disregarding the final sentence thereof.

In the case of any distribution made by the Plan to a Distributee after final regulations implementing Section 657(c)(2)(A) of the Act are prescribed, if such distribution exceeds $1,000, but does not exceed $5,000, and if the Distributee does not elect whether or not all or any portion of such distribution is to be paid as a Direct Rollover, then the Plan Administrator shall transfer such distribution, to the extent it constitutes an Eligible Rollover Distribution, to an individual retirement plan of the trustee or issuer designated for this purpose in accordance with such regulations, and shall notify the Distributee in writing (either separately or as part of the notice provided under Section 402(0 of the Code) that the amount so transferred by the Plan Administrator may be transferred by the Distributee to another individual retirement plan.

12.12 Rollover Contributions

With respect to any distribution from another plan or arrangement received by a Participant after December 31, 2001, the following paragraph shall be substituted for the final paragraph of Section 3.03:

For purposes of this Section 3.03, a "rollover contribution" is a contribution described in Section 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3) or 457(e)(16) of
the Code or in any other provision that may be added to the Code authorizing rollovers to qualified plans. An amount distributed from another employer's qualified plan, which is transferred directly to this Plan in accordance with
Section 401(a)(31) of the Code, shall not fail to be a rollover contribution merely because such amount includes after-tax employee contributions which are not includible in gross income; provided, however, that (a) separate sub-accounts are established and maintained under the Plan for both the portion of such amount which is includible in gross income (the "Taxable Portion") and the portion of such amount which is not so includible (the "Nontaxable Portion"), (b) the Taxable Portion of such amount and the Nontaxable Portion of such amount are each credited to the sub-account so established for that portion, and (c) the Plan shall otherwise separately account for the Taxable Portion of such amount and for the Nontaxable Portion of such amount.

12.13 Top-Heavy Rules

This Section 12.13 shall apply for any Plan Year starting after December 31,
2001.

Section 3.01(E) shall be applied by treating Matching Contributions, or any "matching contributions" (within the meaning of Section 401(m)(4)(A) of the Code) made to another plan which is in the same "top-heavy group" (within the meaning of Section 416(g)(2)(B) of the Code) as the Plan, as Employer Contributions. Further, Section 3.01(E) shall not apply for any Plan Year for which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

Section 10.07(B) is revised in its entirety to provide as follows:

A. Key Employee - Any Employee or former Employee (and any Beneficiary of that Employee) who, during the "determination period" (as defined below), was
     (1) an officer of the Employer with "compensation" (within the meaning of Section 416(i)(1)(D) of the Code) from the Employer for that determination period which exceeds $130,000, (2) a 5% Owner of the Employer, or (3) a 1% Owner of the Employer who has "compensation" (as defined in (1) above) from the Employer for that determination period which exceeds $150,000. The "determination period" is the Plan Year containing the Determination Date in question. The $130,000 amount above shall be adjusted for the determination period in question in accordance with Section 416(i)(1)(A) of the Code.

     The determination of who is a Key Employee shall be made in a manner which is consistent with Section 416(i)(1) of the Code and its Treasury Regulations.

Section 10.07(C)(1) shall be applied by substituting "l-year period" for "5-year period" in the final place where "5-year period" appears therein, unless the distribution in question was made for a reason other than separation from service, death or disability. Section I0.07(C)(3) shall be applied by substituting "l-year period" for "5-year period" therein. The second sentence of
Section 11.01(P) shall be disregarded.


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

12.14 Loans to Shareholder-Employees and Owner-Employees

Section 6.09(F) (which prevents loans from being made to shareholder-employees and owner-employees) shall not apply, with respect to any loan made after December 31, 2001:

Article 13 - Minimum Distribution Requirements Under Final Regulations
----------------------------------------------------------------------

13.1 General Rules

A. Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, and, if the Employer determines, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after the date selected by the Employer for this purpose.

B. Coordination with Minimum Distribution Requirements Previously in Effect. If section 13.01(A) above specifies an effective date of this Article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article equals or exceeds the required minimum distributions determined under this Article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article is less than the amount determined under this Article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article.

C. Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

D. Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Code.

E. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

13.2 Time and Manner of Distribution

A. Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

B. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

     1. If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age
          70 1/2, if later.

     2. If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

     3. Notwithstanding section 13.02(B)(1) or 13.02(B)(2), if the Participant dies before distributions begin and there is a designated beneficiary, and if elected under section 13.06(A), distribution to the designated beneficiary is not required to begin by the date specified in section 13.02(B)(1) or 13.02(B)(2), but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

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

     4. If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     5. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this section 13.02(B), other than section 13.02(B)(1), will apply as if the surviving spouse were the Participant.

For purposes of this section 13.02(B) and section 13.04, unless section 13.02(B)(5) applies, distributions are considered to begin on the Participant's Required Beginning Date. If section 13.02(B)(5) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 13.02(B)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 13.02(B)(1)), the date distributions are considered to begin is the date distributions actually commence.

C. Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with sections 13.03 and 13.04 of this Article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

13.3 Required Minimum Distributions During Participant's Lifetime

A. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

     1. the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

     2. if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

B. Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section 13.03 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

13.4 Required Minimum Distributions After Participant's Death

A.   Death On or After Date Distributions Begin.

     1. Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

     (a) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

     (b) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving


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          spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

     (c) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

     2. No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

B.   Death Before Date Distributions Begin.

     1. Participant Survived by Designated Beneficiary. Unless the 5-year rule of section 13.02(B)(3) is elected, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in section 13.04(A).

     2. No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     3. Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 13.02(B)(1), this section 13.04(B) will apply as if the surviving spouse were the Participant.

13.5 Definitions

A. Designated beneficiary. The individual who is designated as the beneficiary under the terms of the Plan and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

B. Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 13.02(B). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

C. Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

D. Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

E. Required Beginning Date. The date specified in section 6.06(C)(6)(e) of the Plan.

13.6 Elections

A. Electing the 5-Year Rule. Participants or beneficiaries may elect on an individual basis whether the 5-year rule in section 13.02(B)(3) applies to distributions after the death of a Participant who has a designated beneficiary in lieu of the life expectancy rule. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 13.02(B), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death.

B. Transition Rule. A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.


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